UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

The Managers Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: May 31

Date of reporting period: July 1, 2011 – May 31, 2012

    (Annual Shareholder Report)

Item 1.	Reports to Shareholders

  ANNUAL REPORT

  Managers Funds

  May 31, 2012

  Managers Cadence Capital Appreciation Fund

  Managers Cadence Focused Growth Fund

  Managers Cadence Mid-Cap Fund

  Managers Cadence Emerging Companies Fund

Managers Funds

Annual Report — May 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Cadence Capital Appreciation Fund	5

Managers Cadence Focused Growth Fund	11

Managers Cadence Mid-Cap Fund	16

Managers Cadence Emerging Companies Fund	22

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	28

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	29
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	31
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	32
Detail of changes in assets for the past three fiscal periods

FINANCIAL HIGHLIGHTS	35
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	43
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

TRUSTEES AND OFFICERS	54

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our funds is geared to provide you with exposure to a specific asset class or style of investing. The Managers Cadence Capital Appreciation Fund and the Managers Cadence Focused Growth Fund invest in large-cap growth companies, while the Managers Cadence Mid-Cap Fund emphasizes mid-cap growth stocks and the Managers Cadence Emerging Companies Fund focuses on small-cap and micro-cap growth names.

The U.S. equity market generated slightly negative returns as the Russell 3000® Index, a popular barometer for the broad U.S. equity market, returned (-1.87%) through May 31, 2012 over the trailing 12 months. During the last 12 months, large-cap stocks outperformed small-cap stocks and growth beat value. Investors favored safety more often than risk as the financials sector struggled and falling commodity prices hurt the energy sector. Poor performance within the financials sector was a contributing factor to growth stocks’ relative outperformance. As a result of market preferences, the best performing segment of the U.S. equity market was large-cap growth. The Russell 1000® Growth Index returned (+1.49%) and handily outperformed the Russell 1000® Value Index, which returned (-3.88%). Over the same time period the Russell 1000® Index returned (-1.23%), compared to (-8.88%) for the Russell 2000® Index. Micro-cap stocks performed even worse as the Russell Microcap® Index returned (-9.20%) during a volatile 12-month period ended May 31, 2012.

The above-mentioned returns do not tell the full story of the 12 months ended May 31, 2012, which were dominated by macro, global developments such as the Arab Spring and the European debt crisis. During the third quarter of 2011, markets turned negative after a decent start to 2011. This was most attributable to increased concerns about a double-dip recession in the U.S. and a hard landing in developing countries. The U.S. debt ceiling debate, and a subsequent S&P downgrade of U.S. long-term debt, added to investor uncertainty. Between June 1, 2011 and September 30, 2011, the Russell 3000® Index returned roughly (-17%). This quickly changed in early-October, as domestic economic data improved. This caused investor concerns of a double-dip recession to evaporate and a strong rally ensued. Additionally, signs of progress in resolving the European debt crisis comforted investors and led to a return to the “risk-on” trade. The rally continued into the first quarter of 2012. In fact, the first quarter of 2012 was the strongest first quarter since 1998. Between October 1, 2011 and March 31, 2012, the Russell 3000® Index rallied nearly (+27%). Unfortunately, those developments have not led to much change in Europe as we continue to await a long-term solution. The European debt crisis reappeared on center stage during the second quarter and investors quickly adopted the “risk off” trade. Through May 31, 2012 the Russell 3000® Index was down nearly (+7%) during the second quarter. The end result of this choppy period was a modestly negative 12-month return for the Russell 3000® Index. Markets were volatile and investors remain uneasy. Most of the macro factors that caused markets to turn negative in mid-2011 remain.

Against this backdrop, the Managers Cadence Funds generated negative returns and, with the exception of Managers Cadence Emerging Companies Fund, lagged their respective benchmarks.

Periods Ended 05/31/2012	Six Months	One Year	Three Years	Five Years	Ten Years
Managers Cadence Capital Appreciation Fund
Institutional Class	1.17%	(5.10)%	12.11%	(2.57)%	2.80%
Russell 1000® Growth Index	6.82%	1.49%	16.89%	2.01%	4.72%
Managers Cadence Focused Growth Fund
Institutional Class	1.82%	(5.13)%	11.20%	(3.29)%	4.15%
Russell 1000® Growth Index	6.82%	1.49%	16.89%	2.01%	4.72%
Managers Cadence Mid-Cap Fund
Institutional Class	1.06%	(7.96)%	16.01%	(0.78)%	5.07%
Russell Midcap® Growth Index	4.50%	(6.31)%	18.45%	1.17%	7.00%

Letter to Shareholders (continued)

Periods Ended 05/31/2012	Six Months	One Year	Three Years	Five Years	Ten Years
Managers Cadence Emerging Companies Fund
Institutional Class	3.96%	(6.60)%	21.63%	1.38%	5.96%
Russell Microcap® Growth Index	5.47%	(12.37)%	15.37%	(2.52)%	4.39%
Russell 2000® Growth Index	3.24%	(9.46)%	17.37%	0.85%	5.91%

For the fiscal year ended May 31, 2012, the Managers Cadence Capital Appreciation Fund returned (-5.10%), compared to (+1.49%) for the Russell 1000® Growth Index. The primary causes of underperformance were poor performance in the information technology and energy sectors, a slight tilt towards higher-beta stocks, and headwind from an unfavorable investment environment that often ignored fundamentals and was very macro driven. Decent results within the consumer staples sector were the most noteworthy positive during the fiscal year.

For the fiscal year ended May 31, 2012, the Managers Cadence Focused Growth Fund returned (-5.13%), compared to (+1.49%) for the Russell 1000® Growth Index. The primary causes of underperformance were poor performance in the information technology, industrials and energy sectors, and headwind from an unfavorable investment environment that often ignored fundamentals and was very macro driven. Strong performance in the consumer staples and consumer discretionary sectors partly offset the above detractors.

For the fiscal year ended May 31, 2012, the Managers Cadence Mid-Cap Fund returned (-7.96%), compared to Russell Midcap® Growth Index’s return of (-6.31%). Negative absolute results are consistent with the market’s preference for large-cap stocks during “risk off” time periods. The modest underperformance is due to a combination of factors. Poor performance within the industrials sector and unfavorable positioning in a challenging investment environment were the most notable detractors. Conversely, decent performance within the consumer staples sector helped relative performance and offset some of the detractors.

For the fiscal year ended May 31, 2012, the Managers Cadence Emerging Companies Fund returned (-6.60%) during the trailing 12 months and significantly outperformed the Russell Microcap® Growth Index, which returned (-12.37%). Disappointing absolute returns were driven by market preferences for large-cap stocks. Nevertheless, the Fund held up better than its Index due to strong performance within the consumer discretionary and materials sectors. Conversely, beta positioning relative to the Index and a challenging investment environment detracted from relative results.

The Cadence portfolio management team has provided a more detailed discussion of the performance of the Funds during the last year and its perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended May 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ Keitha Kinne
Keitha Kinne
Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2012	Expense Ratio for the Period	Beginning Account Value 12/01/2011	Ending Account Value 05/31/2012	Expenses Paid During the Period*
Managers Cadence Capital Appreciation Fund
Class A
Based on Actual Fund Return	1.12%	$1,000	$936	$5.42
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.65
Class B
Based on Actual Fund Return	1.87%	$1,000	$933	$9.03
Hypothetical (5% return before expenses)	1.87%	$1,000	$1,016	$9.42
Class C
Based on Actual Fund Return	1.88%	$1,000	$933	$9.08
Hypothetical (5% return before expenses)	1.88%	$1,000	$1,016	$9.47
Class D
Based on Actual Fund Return	1.12%	$1,000	$937	$5.42
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.65
Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$938	$3.49
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.64
Administrative Class
Based on Actual Fund Return	0.97%	$1,000	$937	$4.70
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.90
Class P
Based on Actual Fund Return	0.79%	$1,000	$938	$3.83
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$3.99
Class R
Based on Actual Fund Return	1.37%	$1,000	$935	$6.63
Hypothetical (5% return before expenses)	1.37%	$1,000	$1,018	$6.91

About Your Fund’s Expenses (continued)

Six Months Ended May 31, 2012	Expense Ratio for the Period	Beginning Account Value 12/01/2011	Ending Account Value 05/31/2012	Expenses Paid During the Period*
Managers Cadence Focused Growth Fund
Class A
Based on Actual Fund Return	1.07%	$1,000	$930	$5.16
Hypothetical (5% return before expenses)	1.07%	$1,000	$1,020	$5.40
Class C
Based on Actual Fund Return	1.85%	$1,000	$927	$8.91
Hypothetical (5% return before expenses)	1.85%	$1,000	$1,016	$9.32
Class D
Based on Actual Fund Return	1.13%	$1,000	$931	$5.45
Hypothetical (5% return before expenses)	1.13%	$1,000	$1,019	$5.70
Institutional Class
Based on Actual Fund Return	0.76%	$1,000	$932	$3.67
Hypothetical (5% return before expenses)	0.76%	$1,000	$1,021	$3.84
Administrative Class
Based on Actual Fund Return	0.79%	$1,000	$932	$3.81
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$3.99
Class P
Based on Actual Fund Return	0.82%	$1,000	$932	$3.96
Hypothetical (5% return before expenses)	0.82%	$1,000	$1,021	$4.14
Managers Cadence Mid-Cap Fund
Class A
Based on Actual Fund Return	1.12%	$1,000	$909	$5.34
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.65
Class B
Based on Actual Fund Return	1.87%	$1,000	$906	$8.91
Hypothetical (5% return before expenses)	1.87%	$1,000	$1,016	$9.42
Class C
Based on Actual Fund Return	1.87%	$1,000	$906	$8.91
Hypothetical (5% return before expenses)	1.87%	$1,000	$1,016	$9.42
Class D
Based on Actual Fund Return	1.12%	$1,000	$909	$5.35
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.65
Institutional Class
Based on Actual Fund Return	0.72%	$1,000	$911	$3.44
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.64
Administrative Class
Based on Actual Fund Return	0.97%	$1,000	$910	$4.63
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.90
Class P
Based on Actual Fund Return	0.84%	$1,000	$910	$4.01
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.24
Class R
Based on Actual Fund Return	1.37%	$1,000	$908	$6.53
Hypothetical (5% return before expenses)	1.37%	$1,000	$1,018	$6.91
Managers Cadence Emerging Companies Fund
Institutional Class
Based on Actual Fund Return	1.42%	$1,000	$899	$6.74
Hypothetical (5% return before expenses)	1.42%	$1,000	$1,018	$7.16
Administrative Class
Based on Actual Fund Return	1.64%	$1,000	$897	$7.78
Hypothetical (5% return before expenses)	1.64%	$1,000	$1,017	$8.27

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2012, the Managers Cadence Capital Appreciation Fund (the “Fund”) returned (-5.10%), lagging its benchmark, the Russell 1000® Growth Index, which returned (+1.49%).

Market Review

While we had some good news and periods of strong performance, the fiscal year ending May 31, 2012 started on a shaky note. After months of carefully planned financial stimulus and cautiously optimistic reports of a strengthening economy, even the Federal Reserve had to admit in Spring 2011 that the economic data was worse than expected. Not coincidentally, U.S. equity market benchmarks turned negative during the middle of 2011 before a sharp decline in late-Summer. The market volatility reflected growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2), which was recently extended in June 2012, and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over Eurozone sovereign debt and a potential collapse of the Euro added to the fears. Even though the U.S. did not double-dip into a recession, the modest (+2%) growth rate continued to feel recessionary to many Americans.

Macroeconomic drivers returned to the forefront of the investment landscape in the fall of 2011, and the backdrop turned gloomy. The U.S. continued to face high unemployment, volatile commodity prices, a persistently weak housing sector and widening credit spreads, indicating market stress. Fiscal and political turmoil in Washington led to a U.S. debt downgrade, and expectations for growth in America were muted at best. Abroad, Eurozone countries continued to struggle through their financial crisis, while growth in China slowed and Greece hovered on the precipice of default.

Understandably, investors were nervous. In the fall of 2011, we saw many investors questioning their investment strategies, and even large institutions pulling out of stocks at potentially the worst time. Yet at the same time, counter-intuitively, we saw companies thriving across all sectors. We were able to make sound, well-priced investments in companies with strong revenues and earnings, high levels of productivity, and record cash on their balance sheets. While market downturns are often painful, they can provide compelling buying opportunities for long-term investors.

During October the market rebounded sharply. Some broad indexes were up over (+20%). Strong performance was driven by increased confidence about the U.S. recovery and that the Eurozone crisis would be resolved. The last two months of 2011 were relatively flat, but volatile, after the sharp October rebound. The first quarter of 2012 saw an acceleration of the upward trend. Most U.S. equity indexes were up another 15-20% before markets turned downward in April as Eurozone issues returned to the forefront. Additionally, U.S. economic data was less favorable and caused investors to, again, question the sustainability of the economic recovery. Investors were also concerned about slowing growth in China and if emerging market growth would be enough to overshadow major fiscal issues in developed nations. Markets fell 5-10% during the first two months of 2012.

Performance Review

The Fund generated a negative absolute return and lagged its benchmark during the trailing 12-month period. The Fund was hurt by an unfavorable investment environment that created headwind for the process, poor performance within the information technology and energy sectors, and a tilt towards higher-beta stocks. During the trailing 12-month period, macro factors frequently dominated and fundamentals were often ignored. This often creates headwind for our fundamentally-based, growth-at-a-reasonable-price investment strategy. Correlations across stocks were often elevated and volatility indicators fluctuated with macro concerns. This creates a less favorable environment for fundamentally-based investment managers. We believe volatility creates good long-term investment opportunities, but the macro-environment was a headwind.

From an attribution perspective, stock selection within the information technology sector was the key detractor. The largest individual detractor, on a relative basis, was Apple, Inc. (“Apple”). Apple returned (+66.1%) during the fiscal year. We like Apple as an investment and held it in the Fund throughout the fiscal year. However, our investment process limits us from matching the position size within the Index. As a result, our underweight was a significant contributor to relative returns. BMC Software, Inc. (-42.7%) and Autodesk, Inc. (-37.0%) were additional information technology stocks that hurt performance.

Our investment process and quantitative screens have produced a tilt towards higher-beta stocks relative to the Index. This is primarily a bottom-up decision because these stocks have a more attractive combination of growth potential and valuations. Many “defensive” stocks appear overvalued relative to their history. This tilt hurt performance because during the trailing 12-month period, the highest-beta quintile of the Russell 1000® Growth Index returned (-20.6%), compared to (+10.4%) for the lowest-beta quintile. The Fund had a slight overweight to higher-beta stocks and a slight underweight to lower-beta stocks. We continue to believe our patience will be rewarded as these stocks remain attractive.

The abovementioned detractors were partly offset by decent performance within the consumer staples sector. Whole Foods Market, Inc. (+45.9%), The Hershey Company (+10.8%) and Estee Lauder Co., Class A (+10.5%) all helped relative performance. Very good results in this sector were not enough to overcome headwind from market preferences, portfolio positioning and the information technology sector.

Outlook

We believe the remainder of 2012 is likely to feature a slow-growth world and a slowly recovering market. We believe the Cadence portfolios should do well in this environment. The data show that while cheapness tends to move stocks off their troughs, quality and dependability buoy companies in tough markets. This is because when growth is perceived as scarce, investors tend to be skeptical and will therefore pay up for quality, growing companies. Our disciplined strategies thrived in a similar environment in 2004, as we transitioned away from the sharp initial upturn in 2003.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

Overall, we have taken a balanced approach to investing in growth companies, including both secular and cyclical growers in the Fund. We have also remained true to our valuation discipline, buying growing companies at prices that make sense. Short-term our insistence on good value has been a headwind, but long-term it has served our investors well. We believe the Fund is comprised of high-quality companies purchased at reasonable prices. While larger companies have been more affected by global macroeconomic events in general, Cadence portfolios tend to exhibit greater percentages of rising estimates and positive surprises than the Russell 1000® Growth Index. Similarly, the Fund has often produced a smaller percentage of negative surprises than the index.

In this environment, we feel patience is the key. With the market so distracted by macroeconomic events — and market swings a reaction to broad-based news rather than specific company fundamentals — bottom-up investors who pick each stock based on its individual merit must weather the storm. We continue to believe fundamentals matter and our disciplined investment process will be rewarded.

This commentary reflects the viewpoints of Cadence Capital Management, LLC as of May 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Capital Appreciation Fund’s Institutional Class on May 31, 2002, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Capital Appreciation Fund since inception through May 31, 2012, and the Russell 1000® Growth Index for the same periods.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Cadence Capital Appreciation Fund 2,3,4,5,6,*
Class A	No Load	(5.50)%	(2.96)%	2.38%	4.62%	01/20/1997
Class A	With Load	(10.93)%	(4.11)%	1.78%	4.22%	01/20/1997
Class B	No Load	(6.24)%	(3.69)%	1.61%	3.84%	01/20/1997
Class B	With Load	(10.93)%	(4.04)%	1.61%	3.84%	01/20/1997
Class C	No Load	(6.22)%	(3.67)%	1.63%	3.85%	01/20/1997
Class C	With Load	(7.16)%	(3.67)%	1.63%	3.85%	01/20/1997
Class D		(5.52)%	(2.96)%	2.39%	2.48%	04/08/1998
Institutional Class		(5.10)%	(2.57)%	2.80%	8.62%	03/08/1991
Administrative Class		(5.38)%	(2.81)%	2.56%	6.17%	07/31/1996
Class P		(5.18)%	—	—	(0.99)%	07/07/2008
Class R		(5.75)%	(3.20)%	—	4.62%	12/31/2002
Russell 1000® Growth Index [7]		1.49%	2.01%	4.72%	— [8]	03/08/1991	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A shares. Maximum sales charge on Class B shares is 5.00% up to six years from the date of purchase. Class C shares held for less than one year are subject to a 1.00% contingent deferred sales charge (CDSC).

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.835.3879 or visit

www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†         Date reflects inception date of the Fund, not the index.

*       The Fund changed its fiscal year end from June 30 to May 31 in 2011.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[4]         The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small-and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]         The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]         The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

[8]         Since the Russell 1000® Growth Index’s Inception date of June 1, 1995, the average annual total return for the index was 6.68%.

The Russell 1000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Capital Appreciation Fund

Fund Snapshots

May 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Capital Appreciation Fund**	Russell 1000® Growth Index
Information Technology	30.0%	29.6%
Consumer Discretionary	19.9%	14.8%
Industrials	12.7%	12.2%
Health Care	11.0%	10.7%
Energy	8.3%	9.5%
Consumer Staples	7.3%	12.7%
Financials	6.2%	4.3%
Materials	3.8%	5.2%
Telecommunication Services	0.0%	0.9%
Utilities	0.0%	0.1%
Other Assets and Liabilities	0.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Google, Inc., Class A*	2.5%
QUALCOMM, Inc.*	2.5
JPMorgan Chase & Co.	1.8
Procter & Gamble Co., The	1.6
Paychex, Inc.	1.5
Norfolk Southern Corp.	1.5
Stryker Corp.	1.4
Clorox Co., The	1.4
Cooper Cos., Inc., The	1.4
Occidental Petroleum Corp.	1.4

Top Ten as a Group	17.0%

*	Top Ten Holding at November 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments

May 31, 2012

	Shares	Value

Common Stocks - 99.2%
Consumer Discretionary - 19.9%
Bed Bath & Beyond, Inc.*	99,920	$7,219,220
CBS Corp., Class B	250,340	7,990,853
Chipotle Mexican Grill, Inc.*	16,790	6,935,445
Coach, Inc.	116,880	7,883,556
Ford Motor Co.	743,720	7,853,683
Genuine Parts Co.	105,650	6,655,950
Harley-Davidson, Inc.	165,790	7,987,762
Limited Brands, Inc.	147,620	6,548,423
Lululemon Athletica, Inc.*	69,940	5,080,442
McDonald’s Corp.	72,650	6,490,551
NIKE, Inc., Class B	76,140	8,236,825
Nordstrom, Inc.	155,200	7,351,824
Omnicom Group, Inc.	175,270	8,356,874
priceline.com, Inc.*	9,730	6,086,018
PVH Corp.	67,750	5,487,750
Ralph Lauren Corp.	53,490	7,959,312
Starbucks Corp.	125,260	6,875,521
TJX Cos., Inc.	161,910	6,874,699
Total Consumer Discretionary		127,874,708
Consumer Staples - 7.3%
Clorox Co., The	135,440	9,318,272
Costco Wholesale Corp.	96,270	8,316,765
Kroger Co., The	343,530	7,561,095
Philip Morris International, Inc.	95,620	8,080,846
Procter & Gamble Co., The	165,380	10,301,520
Whole Foods Market, Inc.	42,270	3,745,545
Total Consumer Staples		47,324,043
Energy - 8.3%
Anadarko Petroleum Corp.	145,460	8,873,060
Chevron Corp.	79,260	7,792,051
Halliburton Co.	275,090	8,269,205
Murphy Oil Corp.	155,130	7,232,161
National Oilwell Varco, Inc.	134,610	8,985,218
Occidental Petroleum Corp.	115,030	9,118,428
Range Resources Corp.	49,880	2,865,107
Total Energy		53,135,230
Financials - 6.2%
Discover Financial Services	211,460	7,001,441
JPMorgan Chase & Co.	356,340	11,812,671
Northern Trust Corp.	150,080	6,480,454
T. Rowe Price Group, Inc.	109,260	6,292,283

	Shares	Value

Wells Fargo & Co.	255,620	$8,192,621
Total Financials		39,779,470
Health Care - 11.0%
Abbott Laboratories	134,310	8,299,015
Agilent Technologies, Inc.	193,010	7,847,787
Biogen Idec, Inc.*	56,010	7,323,308
Cardinal Health, Inc.	188,230	7,788,957
Cooper Cos., Inc., The	107,680	9,172,182
Covidien PLC	157,160	8,137,745
Intuitive Surgical, Inc.*	9,880	5,168,228
Johnson & Johnson	128,670	8,032,868
Stryker Corp.	182,220	9,375,219
Total Health Care		71,145,309
Industrials - 12.7%
Chicago Bridge & Iron Co., N.V.	170,360	6,122,738
Cummins, Inc.	59,100	5,729,745
Expeditors International of Washington, Inc.	221,170	8,459,753
Honeywell International, Inc.	137,020	7,626,533
Joy Global, Inc.	117,152	6,544,111
Norfolk Southern Corp.	143,190	9,381,809
Owens Corning*	199,520	6,157,187
PACCAR, Inc.	211,840	7,958,829
Parker Hannifin Corp.	79,230	6,476,260
Stericycle, Inc.*	96,830	8,449,386
United Technologies Corp.	119,750	8,874,673
Total Industrials		81,781,024
Information Technology - 30.0%
Accenture PLC, Class A	118,980	6,793,758
Adobe Systems, Inc.*	256,960	7,978,608
Amphenol Corp., Class A	144,920	7,708,295
Apple, Inc.*	14,330	8,278,871
Applied Materials, Inc.	683,080	7,056,216
Autodesk, Inc.*	204,120	6,535,922
Broadcom Corp., Class A*	229,260	7,416,561
Cisco Systems, Inc.	144,080	2,352,826
Citrix Systems, Inc.*	85,800	6,270,264
Cognizant Technology Solutions Corp., Class A*	119,680	6,971,360
EMC Corp.*	381,030	9,087,566
F5 Networks, Inc.*	71,600	7,409,168
Fortinet, Inc.*	244,230	5,189,888
Google, Inc., Class A*	27,360	15,892,330
Lam Research Corp.*	128,410	4,789,693
Marvell Technology Group, Ltd.	479,700	6,010,641

The accompanying notes are an integral part of these financial statements.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 30.0% (continued)
Microsoft Corp.	285,130	$8,322,945
Paychex, Inc.	314,260	9,418,372
QUALCOMM, Inc.	276,640	15,854,238
Red Hat, Inc.*	106,880	5,491,494
Teradata Corp.*	75,210	4,999,961
TIBCO Software, Inc.*	271,680	7,267,440
Trimble Navigation, Ltd.*	164,170	7,743,078
VeriFone Systems, Inc.*	193,630	6,991,979
Visa, Inc., Class A	43,560	5,018,112
VMware, Inc., Class A*	67,530	6,280,965
Total Information Technology		193,130,551
Materials - 3.8%
CF Industries Holdings, Inc.	46,430	7,937,673

	Shares	Value

Cliffs Natural Resources, Inc.	130,540	$6,237,201
Freeport-McMoRan Copper & Gold, Inc., Class B	206,832	6,626,897
Sherwin-Williams Co., The	26,410	3,423,792
Total Materials		24,225,563
Total Common Stocks (cost $638,471,882)		638,395,898
Other Investment Companies - 0.7%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.09% (cost $4,516,454)	4,516,454	4,516,454
Total Investments - 99.9% (cost $642,988,336)		642,912,352
Other Assets, less Liabilities - 0.1%		541,781
Net Assets - 100.0%		$643,454,133

The accompanying notes are an integral part of these financial statements.

Managers Cadence Focused Growth Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2012, the Managers Cadence Focused Growth Fund (the “Fund”) returned (-5.13%), lagging its benchmark, the Russell 1000® Growth Index, which returned (+1.49%).

Market Review

While we had some good news and periods of strong performance, the fiscal year ending May 31, 2012 started on a shaky note. After months of carefully planned financial stimulus and cautiously optimistic reports of a strengthening economy, even the Federal Reserve had to admit in Spring 2011 that the economic data was worse than expected. Not coincidentally, U.S. equity market benchmarks turned negative during the middle of 2011 before a sharp decline in late-Summer. The market volatility reflected growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2), which was recently extended in June 2012, and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over Eurozone sovereign debt and a potential collapse of the euro added to the fears. Even though the U.S. did not double-dip into a recession, the modest (+2%) growth rate continued to feel recessionary to many Americans.

Macroeconomic drivers returned to the forefront of the investment landscape in the fall of 2011, and the backdrop turned gloomy. The U.S. continued to face high unemployment, volatile commodity prices, a persistently weak housing sector and widening credit spreads, indicating market stress. Fiscal and political turmoil in Washington led to a U.S. debt downgrade, and expectations for growth in America were muted at best. Abroad, Eurozone countries continued to struggle through their financial crisis, while growth in China slowed and Greece hovered on the precipice of default.

Understandably, investors were nervous. In the fall of 2011, we saw many investors questioning their investment strategies, and even large institutions pulling out of stocks at potentially the worst time. Yet at the same time, counter-intuitively, we saw companies thriving across all sectors. We were able to make sound, well-priced investments in companies with strong revenues and earnings, high levels of productivity, and record cash on their balance sheets. While market downturns are often painful, they can provide compelling buying opportunities for long-term investors.

During October the market rebounded sharply. Some broad indexes were up over (+20%). Strong performance was driven by increased confidence about the U.S. recovery and that the Eurozone crisis would be resolved. The last two months of 2011 were relatively flat, but volatile, after the sharp October rebound. The first quarter of 2012 saw an acceleration of the upward trend. Most U.S. equity indexes were up another 15-20% before markets turned downward in April as Eurozone issues returned to the forefront. Additionally, U.S. economic data was less favorable and caused investors to, again, question the sustainability of the economic recovery. Investors were also concerned about slowing growth in China and if emerging market growth would be enough to overshadow major fiscal issues in developed nations. Markets fell 5-10% during the first two months of 2012.

Performance Review

The Fund generated a negative absolute return and meaningfully lagged its benchmark during the trailing 12-month period. A combination of factors contributed to the underperformance. In particular, the Fund was hurt by an unfavorable investment environment that created headwind and poor performance within the information technology, industrials and energy sectors. Beta positioning relative to the Index also hurt performance. During the trailing 12-month period, macro factors frequently dominated and fundamentals were often ignored. This often creates headwind for our fundamentally-based, growth-at-a-reasonable-price investment strategy. Correlations across stocks were often elevated and volatility indicators fluctuated with macro concerns. This creates a less favorable environment for fundamentally-based investment managers. We believe volatility creates good long-term investment opportunities, but the macro-environment was a headwind.

From an attribution perspective, stock selection within the information technology sector was the key detractor. The largest individual detractor, on a relative basis, was Apple, Inc. (“Apple”). Apple returned (+66.1%) during the fiscal year. We like Apple as an investment and held it in the Fund throughout the fiscal year. However, our investment process limits us from matching the position size within the Index. As a result, our underweight was a significant contributor to relative returns. Juniper Networks, Inc. (-42.3%) and Applied Materials, Inc. (-30.2%) were other information technology holdings that weighed on relative results. Additionally, performance within industrials and energy hurt performance. Notable detractors include Joy Global, Inc. (-37.0%), SPX Corp. (-32.9%), Halliburton Co.

(-42.5%) and Baker Hughes, Inc. (-32.5%).

Our investment process and quantitative screens have produced a slight tilt towards higher-beta stocks relative to the Index. This is primarily a bottom-up decision because these stocks have a more attractive combination of growth potential and valuations. Many “defensive” stocks appear overvalued relative to their history. This tilt hurt performance because during the trailing 12-month period.

The abovementioned detractors were partly offset by decent performance within the consumer staples and consumer discretionary sectors. TJX Cos., Inc. (+62.1%), Starbucks Corp. (+51.3%) and McDonald’s Corp. (+24.3%) were strong consumer discretionary performers that helped relative and absolute returns. Within consumer staples, Whole Foods Market, Inc. (+45.9%) and The Hershey Company (+10.8%) led the way. Very good results in these sectors were not enough to overcome significant headwind from market preferences and portfolio positioning.

Outlook

We believe the remainder of 2012 is likely to feature a slow-growth world and a slowly recovering market. We believe the Cadence portfolios should do well in this environment. The data shows that while cheapness tends to move stocks off their troughs, quality and dependability buoy companies in tough markets. This is because when growth is perceived as scarce, investors tend to be skeptical and will therefore pay up for quality, growing companies. Our

Managers Cadence Focused Growth Fund

Investment Manager’s Comments (continued)

disciplined strategies thrived in a similar environment in 2004, as we transitioned away from the sharp initial upturn in 2003.

Overall, we have taken a balanced approach to investing in growth companies, including both secular and cyclical growers in the Fund. We have also remained true to our valuation discipline, buying growing companies at prices that make sense. Short-term our insistence on good value has been a headwind, but long-term it has served our investors well. We believe the Fund is comprised of high-quality companies purchased at reasonable prices. While larger companies have been more affected by global macroeconomic events in general, Cadence portfolios tend to exhibit greater percentages of rising estimates and positive surprises than the Russell 1000® Growth Index. Similarly the Fund has often produced a smaller percentage of negative surprises than the Index.

In this environment, we feel patience is the key. With the market so distracted by macroeconomic events — and market swings a reaction to broad-based news rather than specific company fundamentals — bottom-up investors who pick each stock based on its individual merit must weather the storm. We continue to believe fundamentals matter and our disciplined investment process will be rewarded.

This commentary reflects the viewpoints of Cadence Capital Management, LLC as of May 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Focused Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Focused Growth Fund’s Institutional Class on May 31, 2002, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Focused Growth Fund since inception through May 31, 2012, and the Russell 1000® Index for the same time periods.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Cadence Focused Growth Fund 2,3,4,5,6,*
Class A	No Load	(5.47)%	(3.63)%	—	(0.40)%	07/05/2006
Class A	With Load	(10.93)%	(4.76)%	—	(1.40)%	07/05/2006
Class C	No Load	(6.07)%	(4.34)%	—	(1.14)%	07/05/2006
Class C	With Load	(6.94)%	(4.34)%	—	(1.14)%	07/05/2006
Class D		(5.47)%	(3.64)%	—	(0.09)%	07/05/2006
Institutional Class		(5.13)%	(3.29)%	4.15%	0.40%	08/31/1999
Administrative Class		(5.14)%	(3.38)%	—	0.15%	09/15/2006
Class P		(5.20)%	—	—	(1.02)%	07/07/2008
Russell 1000® Growth Index[7]		1.49%	2.01%	4.72%	0.36%	08/31/1999	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†        Date reflects inception date of the Fund, not the index.

*       The Fund changed its fiscal year end from June 30 to May 31 in 2011.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[4]         The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]         The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]         The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]         The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Focused Growth Fund

Fund Snapshots

May 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Focused Growth Fund**	Russell 1000® Growth Index
Information Technology	31.4%	29.6%
Consumer Discretionary	15.3%	14.8%
Industrials	12.8%	12.2%
Health Care	11.6%	10.7%
Financials	9.0%	4.3%
Energy	8.6%	9.5%
Consumer Staples	6.9%	12.7%
Materials	3.7%	5.2%
Telecommunication Services	0.0%	0.9%
Utilities	0.0%	0.1%
Other Assets and Liabilities	0.7%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Google, Inc., Class A*	3.2%
QUALCOMM, Inc.*	2.9
Philip Morris International, Inc.*	2.9
JPMorgan Chase & Co.	2.8
Omnicom Group, Inc.	2.6
Mastercard, Inc., Class A	2.6
Adobe Systems, Inc.	2.6
Paychex, Inc.	2.6
Coach, Inc.*	2.5
Stryker Corp.	2.5

Top Ten as a Group	27.2%

*	Top Ten Holding at November 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Focused Growth Fund

Schedule of Portfolio Investments

May 31, 2012

	Shares	Value

Common Stocks - 99.3%
Consumer Discretionary - 15.3%
Coach, Inc.	3,170	$213,817
Nordstrom, Inc.	3,310	156,795
Omnicom Group, Inc.	4,690	223,619
priceline.com, Inc.*	260	162,627
Ralph Lauren Corp.	1,010	150,288
Starbucks Corp.	3,320	182,235
TJX Cos., Inc.	4,860	206,356
Total Consumer Discretionary		1,295,737
Consumer Staples - 6.9%
Clorox Co., The	2,870	197,456
Philip Morris International, Inc.	2,850	240,854
Whole Foods Market, Inc.	1,620	143,548
Total Consumer Staples		581,858
Energy - 8.6%
Anadarko Petroleum Corp.	2,640	161,040
Halliburton Co.	5,520	165,931
National Oilwell Varco, Inc.	2,930	195,577
Occidental Petroleum Corp.	2,530	200,553
Total Energy		723,101
Financials - 9.0%
Discover Financial Services	5,530	183,098
JPMorgan Chase & Co.	7,080	234,702
T. Rowe Price Group, Inc.	2,880	165,859
Wells Fargo & Co.	5,470	175,314
Total Financials		758,973
Health Care - 11.6%
Cardinal Health, Inc.	4,750	196,555
Cooper Cos., Inc., The	2,360	201,025
Covidien PLC	3,620	187,444
Johnson & Johnson	2,860	178,550
Stryker Corp.	4,150	213,518
Total Health Care		977,092
Industrials - 12.8%
Expeditors International of Washington, Inc.	5,080	194,310

	Shares	Value

Honeywell International, Inc.	3,700	$205,942
Joy Global, Inc.	3,070	171,490
Norfolk Southern Corp.	3,040	199,181
PACCAR, Inc.	4,750	178,458
Parker Hannifin Corp.	1,560	127,514
Total Industrials		1,076,895
Information Technology - 31.4%
Accenture PLC, Class A	3,040	173,584
Adobe Systems, Inc.*	6,990	217,039
Apple, Inc.*	310	179,096
Applied Materials, Inc.	18,640	192,551
Autodesk, Inc.*	5,550	177,711
Cisco Systems, Inc.	3,510	57,318
Citrix Systems, Inc.*	2,270	165,892
Google, Inc., Class A*	460	267,196
Mastercard, Inc., Class A	540	219,515
Paychex, Inc.	7,200	215,784
QUALCOMM, Inc.	4,310	247,006
Red Hat, Inc.*	3,180	163,388
Teradata Corp.*	2,390	158,887
VMware, Inc., Class A*	2,270	211,133
Total Information Technology		2,646,100
Materials - 3.7%
Freeport-McMoRan Copper & Gold, Inc., Class B	5,580	178,783
Sherwin-Williams Co., The	1,030	133,529
Total Materials		312,312
Total Common Stocks (cost $8,273,101)		8,372,068
Other Investment Companies - 0.4%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.09% (cost $38,884)	38,884	38,884
Total Investments - 99.7% (cost $8,311,985)		8,410,952
Other Assets, less Liabilities - 0.3%		22,200
Net Assets - 100.0%		$8,433,152

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2012, the Managers Cadence Mid-Cap Fund (the “Fund”) returned (-7.96%) lagging its benchmark, the Russell MidCap® Growth Index, which returned (-6.31%).

Market Review

While we had some good news and periods of strong performance, the fiscal year ending May 31, 2012 started on a shaky note. After months of carefully planned financial stimulus and cautiously optimistic reports of a strengthening economy, even the Federal Reserve had to admit in Spring 2011 that the economic data was worse than expected. Not coincidentally, U.S. equity market benchmarks turned negative during the middle of 2011 before a sharp decline in late-Summer. The market volatility reflected growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2), which was recently extended in June 2012, and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over Eurozone sovereign debt and a potential collapse of the euro added to the fears. Even though the U.S. did not double-dip into a recession, the modest (+2%) growth rate continued to feel recessionary to many Americans.

Macroeconomic drivers returned to the forefront of the investment landscape in the fall of 2011, and the backdrop turned gloomy. The U.S. continued to face high unemployment, volatile commodity prices, a persistently weak housing sector and widening credit spreads, indicating market stress. Fiscal and political turmoil in Washington led to a U.S. debt downgrade, and expectations for growth in America were muted at best. Abroad, Eurozone countries continued to struggle through their financial crisis, while growth in China slowed and Greece hovered on the precipice of default.

Understandably, investors were nervous. In the fall of 2011, we saw many investors questioning their investment strategies, and even large institutions pulling out of stocks at potentially the worst time. Yet at the same time, counter-intuitively, we saw companies thriving across all sectors. We were able to make sound, well-priced investments in companies with strong revenues and earnings, high levels of productivity, and record cash on their balance sheets. While market downturns are often painful, they can provide compelling buying opportunities for long-term investors.

During October the market rebounded sharply. Some broad indexes were up over (+20%). Strong performance was driven by increased confidence about the U.S. recovery and that the Eurozone crisis would be resolved. The last two months of 2011 were relatively flat, but volatile, after the sharp October rebound. The first quarter of 2012 saw an acceleration of the upward trend. Most U.S. equity indexes were up another 15-20% before markets turned downward in April as Eurozone issues returned to the forefront. Additionally, U.S. economic data was less favorable and caused investors to, again, question the sustainability of the economic recovery. Investors were also concerned about slowing growth in China and if emerging market growth would be enough to overshadow major fiscal issues in developed nations. Markets fell 5-10% during the first two months of 2012.

Performance Review

The Fund generated a negative absolute return and lagged its benchmark during the trailing 12-month period. Several factors contributed to the underperformance. In particular, the Fund was hurt by an unfavorable investment environment, poor performance within the industrials sector and unfavorable portfolio positioning. During the trailing 12-month period, macro factors frequently dominated and fundamentals were often ignored. This often creates headwind for our fundamentally-based, growth-at-a-reasonable-price investment strategy. Correlations across stocks were often elevated and volatility indicators fluctuated with macro concerns. This creates a less favorable environment for fundamentally-based investment managers. We believe volatility creates good long-term investment opportunities, but the macro-environment was a headwind.

From an attribution perspective, stock selection within the industrials sector was the key detractor. The largest individual detractors were Gardner Denver, Inc. (-38.2%), SPX Corp. (-32.9%) and Joy Global, Inc. (-34.3%). In aggregate our industrials holdings returned (-10.8%), compared to (-3.7%) during the prior 12-months. Our information technology stocks also hurt relative returns. Bankrate, Inc. (-27.3%), Skyworks Solutions, Inc. (-18.6%) and Atmel Corp. (-35.0%) struggled the most. We subsequently liquidated Skyworks Solutions, Inc. and Atmel Corp., but continue to hold Bankrate, Inc. as of May 31, 2012.

Our investment process and quantitative screens have produced a tilt towards higher-beta stocks relative to the Index. This is primarily a bottom-up decision because these stocks have a more attractive combination of growth potential and valuations. Many “defensive” stocks appear overvalued relative to their history. Nevertheless, the highest-beta quintile of the Russell MidCap® Growth Index returned (-19.6%), compared to (+6.1%) for the lowest-beta quintile. The Fund had a slight overweight to higher-beta stocks and a slight underweight to lower-beta stocks. This tilt hurt relative results during the fiscal year. We continue to believe our patience will be rewarded as these stocks remain attractive. The Fund was also hurt by overweights to the energy and information technology sectors, which were the two worst performing sectors within the Index. Information technology stocks appear very attractively valued, especially relative to other investment alternatives and their valuation history.

The abovementioned detractors were partly offset by decent performance within the consumer staples sector. Monster Beverage Corp. (+102.7%) and Whole Foods Market, Inc. (+45.9%) were up significantly and notable positive contributors to relative results. Underweights to the financials and consumer discretionary sectors also made modesly positive contributions to relative returns.

Outlook

We believe the remainder of 2012 is likely to feature a slow-growth world and a slowly recovering market. We believe the Cadence portfolios should do well in this environment. The data shows that while cheapness tends to move stocks off their troughs, quality and dependability buoy companies in tough markets. This is because

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments (continued)

when growth is perceived as scarce, investors tend to be skeptical and will therefore pay up for quality, growing companies. Our disciplined strategies thrived in a similar environment in 2004, as we transitioned away from the sharp initial upturn in 2003.

Overall, we have taken a balanced approach to investing in growth companies, including both secular and cyclical growers in the Fund. We have also remained true to our valuation discipline, buying growing companies at prices that make sense. Short-term our insistence on good value has been a headwind, but long-term it has served our investors well. We believe the Fund is comprised of high-quality companies purchased at reasonable prices.

In this environment, we feel patience is the key. With the market so distracted by macroeconomic events — and market swings a reaction to broad-based news rather than specific company fundamentals — bottom-up investors who pick each stock based on its individual merit must weather the storm. We continue to believe fundamentals matter and our disciplined investment process will be rewarded.

This commentary reflects the viewpoints of Cadence Capital Management, LLC as of May 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Mid-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Mid-Cap Fund’s Institutional Class on May 31, 2002, compared to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Mid-Cap Fund since inception through May 31, 2012, and the Russell Midcap® Growth Index for the same time periods.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Cadence Mid-Cap Fund 2,3,4,5,*
Class A	No Load	(8.33)%	(1.18)%	4.65%	6.25%	01/13/1997
Class A	With Load	(13.59)%	(2.34)%	4.03%	5.84%	01/13/1997
Class B	No Load	(9.02)%	(1.92)%	3.86%	5.46%	01/13/1997
Class B	With Load	(13.57)%	(2.27)%	3.86%	5.46%	01/13/1997
Class C	No Load	(8.97)%	(1.91)%	3.87%	5.46%	01/13/1997
Class C	With Load	(9.88)%	(1.91)%	3.87%	5.46%	01/13/1997
Class D		(8.31)%	(1.18)%	4.66%	4.33%	04/08/1998
Institutional Class		(7.96)%	(0.78)%	5.07%	9.44%	08/26/1991
Administrative Class		(8.19)%	(1.02)%	4.82%	9.07%	11/30/1994
Class P		(8.06)%	—	—	0.12%	07/07/2008
Class R		(8.57)%	(1.42)%	—	7.09%	12/31/2002
Russell Midcap® Growth Index[6]		(6.31)%	1.17%	7.00%	— [7]	08/26/1991	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A shares. Maximum sales charge on Class B Shares is 5.00% up to six years from the date of purchase. Class C shares held for less than one year are subject to a 1.00% contingent deferred sales charge (CDSC).

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†         Date reflects inception date of the Fund, not the index.

*       The Fund changed its fiscal year end from June 30 to May 31 in 2011.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]	The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]         The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]         The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[7]         Since the Russell Midcap® Growth Index’s inception date of June 1, 1995, the average annual total return for the index was 8.07%.

The Russell MidCap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Mid-Cap Fund

Fund Snapshots

May 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Mid-Cap Fund**	Russell Midcap® Growth Index
Consumer Discretionary	21.1%	21.4%
Information Technology	20.9%	18.0%
Industrials	14.6%	15.0%
Health Care	12.1%	14.2%
Energy	8.9%	7.5%
Materials	6.5%	8.7%
Financials	6.0%	7.0%
Consumer Staples	5.5%	6.2%
Telecommunication Services	1.2%	1.7%
Utilities	0.0%	0.3%
Other Assets and Liabilities	3.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Steven Madden, Ltd.	1.6%
Agilent Technologies, Inc.	1.5
Watson Pharmaceuticals, Inc.	1.4
Michael Kors Holdings, Ltd.	1.4
Waste Connections, Inc.	1.4
DSW, Inc., Class A	1.4
CareFusion Corp.	1.4
Intuitive Surgical, Inc.	1.3
Ross Stores, Inc.	1.3
Bankrate, Inc.	1.3

Top Ten as a Group	14.0%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments

May 31, 2012

	Shares	Value

Common Stocks - 96.8%
Consumer Discretionary - 21.1%
Abercrombie & Fitch Co., Class A	86,470	$2,900,204
BorgWarner, Inc.*	89,240	6,402,970
Chipotle Mexican Grill, Inc.*	15,386	6,355,495
Dick’s Sporting Goods, Inc.	136,130	6,330,045
DSW, Inc., Class A	123,600	7,376,448
Gentex Corp.	244,070	5,442,761
Ltd. Brands, Inc.	127,140	5,639,930
MGM Resorts International*	535,450	5,798,923
Michael Kors Holdings, Ltd.*	190,040	7,483,775
PetSmart, Inc.	105,900	6,824,196
PulteGroup, Inc.*	299,210	2,800,606
Ralph Lauren Corp.	37,620	5,597,856
Ross Stores, Inc.	112,360	7,104,523
Steven Madden, Ltd.*	215,040	8,717,722
Toll Brothers, Inc.*	239,270	6,527,286
Ulta Salon Cosmetics & Fragrance, Inc.	78,090	6,978,903
VF Corp.	39,120	5,517,485
Weight Watchers International, Inc.	47,310	2,684,369
Wendy’s Co., The	1,476,810	6,778,558
Total Consumer Discretionary		113,262,055
Consumer Staples - 5.5%
Beam, Inc.	105,900	6,413,304
Boston Beer Co. Inc., The, Class A*	57,110	5,987,984
Herbalife, Ltd.	41,970	1,879,836
McCormick & Co., Inc.	108,890	6,137,040
Monster Beverage Corp.*	54,630	3,966,138
Whole Foods Market, Inc.	59,460	5,268,751
Total Consumer Staples		29,653,053
Energy - 8.9%
Cabot Oil & Gas Corp.	164,470	5,351,854
Cimarex Energy Co.	78,580	4,185,957
Core Laboratories N.V.	45,850	5,864,215
EQT Corp.	116,270	5,392,603
FMC Technologies, Inc.*	121,280	4,880,307
HollyFrontier Corp.	92,230	2,718,940
Oceaneering International, Inc.	125,040	5,779,349
Oil States International, Inc.*	58,310	3,881,697
SM Energy Co.	86,070	4,655,526
Whiting Petroleum Corp.*	112,420	4,857,668
Total Energy		47,568,116
Financials - 6.0%
CBRE Group, Inc., Class A*	219,050	3,603,373
Hudson City Bancorp, Inc.	838,380	5,197,956
Huntington Bancshares, Inc.	1,003,980	6,566,029
Marsh & McLennan Cos., Inc.	206,170	6,593,317

	Shares	Value

People’s United Financial, Inc.	325,340	$3,783,704
T. Rowe Price Group, Inc.	115,050	6,625,729
Total Financials		32,370,108
Health Care - 12.1%
Agilent Technologies, Inc.	203,650	8,280,409
CareFusion Corp.*	301,410	7,306,178
Cooper Cos., Inc., The	68,540	5,838,237
DENTSPLY International, Inc.	185,470	6,862,390
Endo Health Solutions, Inc.*	195,960	6,372,619
Intuitive Surgical, Inc.*	13,620	7,124,622
MAKO Surgical Corp.*	83,430	1,894,695
United Therapeutics Corp.*	156,010	6,901,882
Waters Corp.*	87,400	6,972,772
Watson Pharmaceuticals, Inc.*	106,950	7,624,465
Total Health Care		65,178,269
Industrials - 14.6%
Clean Harbors, Inc.*	92,080	5,715,406
Delta Air Lines, Inc.*	563,470	6,817,987
Expeditors International of Washington, Inc.	151,940	5,811,705
Gardner Denver, Inc.	111,360	6,022,349
Joy Global, Inc.	100,110	5,592,145
Kansas City Southern	99,190	6,544,556
KBR, Inc.	167,100	4,256,037
Kirby Corp.*	101,120	5,337,114
Pall Corp.	102,690	5,715,725
Roper Industries, Inc.	61,560	6,231,103
Valmont Industries, Inc.	52,290	5,987,205
Wabtec Corp.	96,260	6,989,439
Waste Connections, Inc.	239,640	7,416,858
Total Industrials		78,437,629
Information Technology - 20.9%
Alliance Data Systems Corp.*	52,520	6,617,520
Altera Corp.	148,300	4,954,703
Autodesk, Inc.*	204,610	6,551,612
Avnet, Inc.*	169,940	5,181,471
Bankrate, Inc.*	403,838	7,018,704
Cadence Design Systems, Inc.*	561,710	5,729,442
F5 Networks, Inc.*	67,350	6,969,378
Fortinet, Inc.*	272,540	5,791,475
Fusion-io, Inc.*	258,270	5,392,678
Gartner, Inc.*	85,610	3,482,615
LSI Corp.*	709,320	4,716,978
Marvell Technology Group, Ltd.	469,570	5,883,712
MICROS Systems, Inc.*	110,480	5,828,925
NCR Corp.*	270,750	5,799,465
ON Semiconductor Corp.*	519,010	3,498,127
Red Hat, Inc.*	103,490	5,317,316

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 20.9% (continued)
Teradata Corp.*	84,880	$5,642,822
TIBCO Software, Inc.*	229,060	6,127,355
Trimble Navigation, Ltd.*	112,470	5,304,648
VeriFone Systems, Inc.*	181,570	6,556,493
Total Information Technology		112,365,439
Materials - 6.5%
Airgas, Inc.	75,910	6,589,747
CF Industries Holdings, Inc.	32,790	5,605,778
Crown Holdings, Inc.*	158,150	5,391,334
Huntsman Corp.	432,770	5,539,456
Rockwood Holdings, Inc.*	115,250	5,578,100
Sherwin-Williams Co., The	49,960	6,476,814
Total Materials		35,181,229

	Shares	Value

Telecommunication Services - 1.2%
Crown Castle International Corp.*	118,150	$6,450,990
Total Common Stocks (cost $503,637,224)		520,466,888
Other Investment Companies - 3.4%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.09% (cost $18,272,344)	18,272,344	18,272,344
Total Investments - 100.2% (cost $521,909,568)		538,739,232
Other Assets, less Liabilities - (0.2)%		(905,629)
Net Assets - 100.0%		$537,833,603

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2012, the Managers Cadence Emerging Companies Fund (the “Fund”) returned (-6.60%), outperforming its benchmark, the Russell Microcap® Growth Index, which returned (-12.37%).

Market Review

While we had some good news and periods of strong performance, the fiscal year ending May 31, 2012 started on a shaky note. After months of carefully planned financial stimulus and cautiously optimistic reports of a strengthening economy, even the Federal Reserve had to admit in Spring 2011 that the economic data were worse than expected. Not coincidentally, U.S. equity market benchmarks turned negative during the middle of 2011 before a sharp decline in late-Summer. The market volatility reflected growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2), which was recently extended in June 2012, and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over Eurozone sovereign debt and a potential collapse of the euro added to the fears. Even though the U.S. did not double-dip into a recession, the modest (+2%) growth rate continued to feel recessionary to many Americans.

Macroeconomic drivers returned to the forefront of the investment landscape in the fall of 2011, and the backdrop turned gloomy. The U.S. continued to face high unemployment, volatile commodity prices, a persistently weak housing sector and widening credit spreads, indicating market stress. Fiscal and political turmoil in Washington led to a U.S. debt downgrade, and expectations for growth in America were muted at best. Abroad, Eurozone countries continued to struggle through their financial crisis, while growth in China slowed and Greece hovered on the precipice of default.

Understandably, investors were nervous. In the fall of 2011, we saw many investors questioning their investment strategies, and even large institutions pulling out of stocks at potentially the worst time. Yet at the same time, counter-intuitively, we saw companies thriving across all sectors. We were able to make sound, well-priced investments in companies with strong revenues and earnings, high levels of productivity, and record cash on their balance sheets. While market downturns are often painful, they can provide compelling buying opportunities for long-term investors.

During October the market rebounded sharply. Some broad indexes were up over (+20%). Strong performance was driven by increased confidence about the U.S. recovery and that the Eurozone crisis would be resolved. The last two months of 2011 were relatively flat, but volatile, after the sharp October rebound. The first quarter of 2012 saw an acceleration of the upward trend. Most U.S. equity indexes were up another 15-20% before markets turned downward in April as Eurozone issues returned to the forefront. Additionally, U.S. economic data was less favorable and caused investors to, again, question the sustainability of the economic recovery. Investors were also concerned about slowing growth in China and if emerging market growth would be enough to overshadow major fiscal issues in developed nations. Markets fell 5-10% during the first two months of 2012.

Overall it was a tough period for small-cap and micro-cap stocks. Macro difficulties caused very negative returns during “risk-off”

time periods. The Russell 2000® Growth Index, a proxy for small-cap growth stocks, returned (-9.5%) and the Russell Microcap® Growth Index, a proxy for micro-cap growth stocks, returned (-12.4%). The negative returns were primarily generated during the middle of 2011 and the first two months of the second quarter of 2012. More specifically, both indexes were down over (-20%) June 1, 2011 to September 30, 2011, and each index was down about (-9%) during the first two months of the quarter.

Performance Review

The Fund generated a negative absolute return in a challenging environment for small-cap and micro-cap stocks, but was well ahead of its benchmark during the recently completely fiscal year. Strong relative performance across sectors drove the Fund’s outperformance. In particular, the Fund’s outperformance was helped by good relative results in the consumer discretionary and materials sectors. Within the consumer discretionary sector, Cost Plus, Inc. (+144.5%), Conn’s, Inc. (+102.9%) and Carrols Restaurant Group, Inc. (+113.7%) all doubled during the 12-month time period. The materials sector was the second worst performing sector within the Index with a return of (-23.0%). The Fund’s holdings performed much better at (+10.2%), as OMNOVA Solutions, Inc. (+55.2%) led the way. Stock selection within the information technology and industrials sectors also added value.

The financials sector was the notable detractor during the fiscal year. ICG Group, Inc. (-28.2%), Virtus Investment Partners (-17.4%) and Evercore Partners, Inc., Class C (-20.2%) were three notable laggards. The investment process strives to identify high-quality stocks with good growth potential at attractive prices. Currently Cadence’s investment process is tilting the Fund toward higher-beta stocks, which appear to have a better combination of growth potential and valuation. The Fund’s beta postitioning was also a drag as, generally speaking, lower-beta stocks outperformed higher-beta stocks during a down period for the index.

Lastly, during the trailing 12-month period, macro factors frequently dominated and fundamentals were often ignored. This often creates headwind for our fundamentally-based, growth-at-a-reasonable-price investment strategy. Correlations across stocks were often elevated and volatility indicators fluctuated with macro concerns. This creates a less favorable environment for fundamentally-based investment managers. We believe volatility creates good long-term investment opportunities, but the macro-driven investment environment was a headwind.

Outlook

We believe the remainder of 2012 is likely to feature a slow-growth world and a slowly recovering market. We believe the Cadence portfolios should do well in this environment. The data show that while cheapness tends to move stocks off their troughs, quality and dependability buoy companies in tough markets. This is because when growth is perceived as scarce, investors tend to be skeptical and will therefore pay up for quality, growing companies. Our disciplined strategies thrived in a similar environment in 2004, as we transitioned away from the sharp initial upturn in 2003.

Overall, we have taken a balanced approach to investing in growth companies, including both secular and cyclical growers in the Fund. We have also remained true to our valuation discipline,

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments (continued)

buying growing companies at prices that make sense. Short-term our insistence on good value has been a headwind, but long-term it has served our investors well. We believe the Fund is comprised of high-quality companies purchased at reasonable prices.

In this environment, we feel patience is the key. With the market so distracted by macroeconomic events — and market swings a reaction to broad-based news rather than specific company fundamentals — bottom-up investors who pick each stock based on its individual merit must weather the storm. We continue to believe fundamentals matter and our disciplined investment process will be rewarded.

This commentary reflects the viewpoints of Cadence Capital Management, LLC as of May 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Emerging Companies Fund’s Institutional Class on May 31, 2002, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Emerging Companies Fund from May 31, 2002, through May 31, 2012, and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Cadence Capital Appreciation Fund 2,3,4,5,*
Institutional Class	(6.60)%	1.38%	5.96%
Administrative Class	(6.81)%	1.12%	5.70%
Russell Microcap® Growth Index[6]	(12.37)%	(2.52)%	4.39%
Russell 2000® Growth Index[7]	(9.46)%	0.85%	5.91%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

*       The Fund changed its fiscal year end from June 30 to May 31 in 2011.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]         The Fund is subject to risks associated with investments in small-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]         The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]         The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[7]         The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Growth Index is a registered trademark of Russell Investments. The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Emerging Companies Fund

Fund Snapshots

May 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Emerging Companies Fund**	Russell Microcap® Growth Index	Russell 2000® Growth Index
Health Care	23.2%	32.0%	20.9%
Information Technology	22.7%	21.4%	22.2%
Consumer Discretionary	17.1%	13.0%	15.6%
Industrials	11.2%	14.3%	16.5%
Energy	8.8%	5.0%	7.2%
Financials	8.2%	5.2%	8.1%
Materials	3.7%	5.0%	4.1%
Consumer Staples	1.7%	2.3%	4.3%
Telecommunication Services	0.0%	1.5%	1.0%
Utilities	0.0%	0.3%	0.1%
Other Assets and Liabilities	3.4%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Cost Plus, Inc.	1.5%
Wilshire Bancorp, Inc.	1.4
Willbros Group, Inc.	1.4
SciQuest, Inc.	1.4
Integramed America, Inc.	1.4
Clicksoftware Technologies, Ltd.	1.3
Conn’s, Inc.	1.3
Kona Grill, Inc.	1.3
Universal Stainless & Alloy	1.3
Abraxas Petroleum Corp.*	1.3
Top Ten as a Group	13.6%

*	Top Ten Holding at November 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments

May 31, 2012

	Shares	Value

Common Stocks - 96.6%
Consumer Discretionary - 17.1%
Amerigon, Inc.*	31,690	$379,646
Body Central Corp.*	20,130	294,904
Cache, Inc.*	56,766	279,289
Caribou Coffee Co., Inc.*	35,450	421,855
Carrols Restaurant Group, Inc.*	32,530	198,433
Conn’s, Inc.*	27,480	480,625
Cost Plus, Inc.*	24,870	549,627
Dorman Products, Inc.*	9,070	436,630
Drew Industries, Inc.*	14,960	397,188
Fiesta Restaurant Group, Inc.*	32,530	396,866
Gordmans Stores, Inc.*	21,860	389,327
Kona Grill, Inc.*	61,890	480,266
LIN TV Corp., Class A*	101,274	291,669
Movado Group, Inc.	16,290	451,233
Nexstar Broadcasting Group, Inc., Class A*	38,450	254,924
Peet’s Coffee & Tea, Inc.*	5,670	337,819
Red Robin Gourmet Burgers, Inc.*	11,340	362,880
Total Consumer Discretionary		6,403,181
Consumer Staples - 1.7%
Prestige Brands Holdings, Inc.*	29,600	406,408
Schiff Nutrition International, Inc.*	14,220	238,896
Total Consumer Staples		645,304
Energy - 8.8%
Abraxas Petroleum Corp.*	171,297	472,780
Double Eagle Petroleum Co.*	60,190	252,798
Gulf Island Fabrication, Inc.	13,550	338,750
Matrix Service Co.*	30,310	314,921
Mitcham Industries, Inc.*	16,360	309,204
OYO Geospace Corp.*	4,170	386,934
RigNet, Inc.*	24,470	381,977
Triangle Petroleum Corp.*	55,250	281,775
Willbros Group, Inc.*	93,910	537,165
Total Energy		3,276,304
Financials - 8.2%
Associated Estates Realty Corp.	23,950	378,649
Bryn Mawr Bank Corp.	19,770	404,692
Epoch Holding Corp.	16,050	368,829
HFF, Inc., Class A*	13,480	176,318
Marlin Business Services Corp.	27,198	391,923
Virtus Investment Partners, Inc.*	5,080	360,070
West Coast Bancorp*	24,000	451,200
Wilshire Bancorp, Inc.*	107,700	539,577
Total Financials		3,071,258
Health Care - 23.2%
Aegerion Pharmaceuticals, Inc.*	19,470	296,139

	Shares	Value

Arqule, Inc.*	26,530	$157,588
AtriCure, Inc.*	35,961	323,289
Auxilium Pharmaceuticals, Inc.*	10,480	200,168
BioScrip, Inc.*	63,000	425,880
Conceptus, Inc.*	21,920	369,133
Cumberland Pharmaceuticals, Inc.*	41,900	257,266
Derma Sciences, Inc.*	45,300	404,982
Dusa Pharmaceuticals, Inc.*	69,240	357,278
Ensign Group, Inc., The	15,040	382,016
Immunomedics, Inc.*	81,270	269,816
Integramed America, Inc.*	47,712	530,080
National Research Corp.	7,539	323,951
Omnicell, Inc.*	21,800	285,362
OraSure Technologies, Inc.*	43,050	445,567
Pacira Pharmaceuticals, Inc.*	31,570	335,273
Palomar Medical Technologies, Inc.*	55,650	463,008
Pernix Therapeutics Holdings*	43,020	278,339
Quidel Corp.*	20,817	327,243
Raptor Pharmaceutical Corp.*	40,500	217,485
Rigel Pharmaceuticals, Inc.*	33,620	249,797
RTI Biologics, Inc.*	128,900	462,751
Spectranetics Corp.*	31,780	313,669
Synergetics USA, Inc.*	84,580	302,796
Trius Therapeutics, Inc.*	63,360	325,037
US Physical Therapy, Inc.	15,180	368,874
Total Health Care		8,672,787
Industrials - 11.2%
Astronics Corp.*	13,444	343,091
CDI Corp.	23,170	388,793
DXP Enterprises, Inc.*	3,840	180,480
Dynamic Materials Corp.	22,710	383,345
Flow International Corp.*	142,100	419,195
GP Strategies Corp.*	26,482	417,356
H&E Equipment Services, Inc.*	28,210	447,693
Quality Distribution, Inc.*	34,538	366,794
Raven Industries, Inc.	5,830	388,395
Roadrunner Transportation Systems, Inc.*	24,390	409,752
Trex Co, Inc.*	14,710	428,061
Total Industrials		4,172,955
Information Technology - 22.7%
Alliance Fiber Optic Products, Inc.*	55,753	452,714
CalAmp Corp.*	65,130	399,247
ClickSoftware Technologies, Ltd.	57,650	494,637
Computer Task Group, Inc.*	26,140	318,124
CVD Equipment Corp.*	566	6,735
Datalink Corp.*	38,840	385,293
Deltek, Inc.*	36,680	384,773

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 22.7% (continued)
Electro Scientific Industries, Inc.	31,470	$347,114
ExlService Holdings, Inc.*	14,000	303,380
Guidance Software, Inc.*	46,740	383,268
IXYS Corp.*	39,090	404,972
Liquidity Services, Inc.*	4,900	313,061
LivePerson, Inc.*	10,350	178,641
LRAD Corp.*	143,888	188,493
Monolithic Power Systems, Inc.*	22,910	430,479
OCZ Technology Group, Inc.*	60,880	272,742
Oplink Communications, Inc.*	29,640	379,985
Procera Networks, Inc.*	19,510	407,759
PROS Holdings, Inc.*	28,750	432,113
SciQuest, Inc.*	33,800	532,012
Silicon Image, Inc.*	68,990	304,936
SPS Commerce, Inc.*	14,420	398,569
Web.com Group, Inc.*	22,470	357,722
XO Group, Inc.*	47,150	416,335
Total Information Technology		8,493,104

	Shares	Value

Materials - 3.7%
Flotek Industries, Inc.*	15,050	$160,283
Horsehead Holding Corp.*	47,300	419,078
OMNOVA Solutions, Inc.*	43,679	314,489
Universal Stainless & Alloy*	11,840	476,442
Total Materials		1,370,292
Total Common Stocks (cost $36,141,421)		36,105,185
Other Investment Companies - 4.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.09% (cost $1,504,019)	1,504,019	1,504,019
Total Investments - 100.6% (cost $37,645,440)		37,609,204
Other Assets, less Liabilities - (0.6)%		(220,856)
Net Assets - 100.0%		$37,388,348

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2012, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers Cadence Capital Appreciation Fund	$646,599,748	$40,496,225	$(44,183,621)	$(3,687,396)
Managers Cadence Focused Growth Fund	8,400,030	695,355	(684,433)	10,922
Managers Cadence Mid-Cap Fund	524,734,051	52,337,445	(38,332,264)	14,005,181
Managers Cadence Emerging Companies Fund	37,959,549	3,647,854	(3,998,199)	(350,345)

*	Non-income-producing security.
[1]	Yield shown represents the May 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

As of May 31, 2012, the securities in the Funds were all valued using Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments previously presented in this report.

For the fiscal year ended May 31, 2012, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

May 31, 2012

	Managers Cadence Capital Appreciation Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Assets:
Investments at value*	$642,912,352	$8,410,952	$538,739,232	$37,609,204
Receivable for Fund shares sold	1,343,362	—	145,418	22,114
Dividends, interest and other receivables	1,248,707	14,515	247,296	10,230
Receivable from affiliate	69,932	21,262	35,299	16,502
Receivable for investments sold	22,926	—	—	223,562
Prepaid expenses	77,714	24,138	61,062	19,021
Total assets	645,674,993	8,470,867	539,228,307	37,900,633
Liabilities:
Payable for Fund shares repurchased	1,428,477	3,599	803,036	16,767
Payable for investments purchased	—	—	—	391,161
Accrued expenses:
Investment management and advisory fees	257,342	3,355	215,051	44,716
Administrative fees	142,968	1,864	119,473	8,943
Shareholder servicing fees	79,881	1,574	48,601	1,188
Distribution fees	125,093	1,672	63,233	—
Custodian	37,285	1,929	31,875	6,418
Professional fees	36,446	19,008	35,033	27,453
Trustees fees and expenses	11,760	595	10,305	1,695
Other	101,608	4,119	68,097	13,944
Total liabilities	2,220,860	37,715	1,394,704	512,285

Net Assets	$643,454,133	$8,433,152	$537,833,603	$37,388,348
Net Assets Represent:
Paid-in capital	$789,978,672	$18,186,617	$628,110,783	$77,847,373
Undistributed net investment income (loss)	930,999	49,139	(479,114)	(213,491)
Accumulated net realized loss from investments	(147,379,554)	(9,901,571)	(106,627,730)	(40,209,300)
Net unrealized appreciation (depreciation) of investments	(75,984)	98,967	16,829,664	(36,234)
Net Assets	$643,454,133	$8,433,152	$537,833,603	$37,388,348
* Investments at cost	$642,988,336	$8,311,985	$521,909,568	$37,645,440

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

May 31, 2012 (continued)

	Managers Cadence Capital Appreciation Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Class A Shares:
Net Assets	$68,310,211	$1,321,012	$138,115,434	n/a
Shares outstanding	4,117,592	169,017	5,731,192	n/a
Net asset value, offering and redemption price per share	$16.59	$7.82	$24.10	n/a
Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100% - 5.75%)	$17.60	$8.30	$25.57	n/a
Class B Shares:
Net Assets	$2,977,1271	n/a	$5,158,7681	n/a
Shares outstanding	202,055	n/a	244,715	n/a
Net asset value, offering and redemption price per share	$14.73	n/a	$21.08	n/a
Class C Shares:
Net Assets	$21,715,263	$1,078,551	$15,042,624	n/a
Shares outstanding	1,469,006	141,591	713,056	n/a
Net asset value, offering and redemption price per share	$14.78	$7.62	$21.10	n/a
Class D Shares:
Net Assets	$391,953,399	$1,853,618	$35,751,172	n/a
Shares outstanding	23,998,064	238,522	1,472,180	n/a
Net asset value, offering and redemption price per share	$16.33	$7.77	$24.28	n/a
Institutional Class Shares:
Net Assets	$85,337,530	$4,052,568	$234,346,482	$34,883,134
Shares outstanding	4,959,634	515,136	9,132,382	1,599,341
Net asset value, offering and redemption price per share	$17.21	$7.87	$25.66	$21.81
Administrative Class Shares:
Net Assets	$67,536,478	$11,391	$92,851,031	$2,505,214
Shares outstanding	4,042,537	1,450	3,764,051	122,894
Net asset value, offering and redemption price per share	$16.71	$7.86	$24.67	$20.39
Class P Shares:
Net Assets	$2,514,369	$116,012	$2,136,444	n/a
Shares outstanding	146,793	14,883	83,596	n/a
Net asset value, offering and redemption price per share	$17.13	$7.79	$25.56	n/a
Class R Shares:
Net Assets	$3,109,756	n/a	$14,431,648	n/a
Shares outstanding	187,658	n/a	601,282	n/a
Net asset value, offering and redemption price per share	$16.57	n/a	$24.00	n/a

[1]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal year ended May 31, 2012

	Managers Cadence Capital Appreciation Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Investment Income:
Dividend income	$9,536,733	$177,342	$5,138,291	$238,618
Interest income	—	—	899	51
Foreign withholding tax	(3,392)	—	(10,326)	(848)
Total investment income	9,533,341	177,342	5,128,864	237,821
Expenses:
Investment management and advisory fees	3,210,044	59,892	2,662,660	688,118
Administrative fees	1,783,357	33,199	1,479,255	137,624
Distribution fees - Class A	215,127	5,333	375,253	—
Distribution fees - Class B	43,874	—	71,932	—
Distribution fees - Class C	286,393	13,481	209,738	—
Distribution fees - Class D	946,178	4,649	84,852	—
Distribution fees - Administrative Class	—	6	—	—
Distribution fees - Class R	17,416	—	86,508	—
Transfer agent	1,140,818	15,175	765,848	22,485
Registration fees	142,993	53,438	97,250	19,799
Professional fees	140,850	36,263	104,018	51,528
Trustees fees and expenses	69,509	1,536	55,701	6,192
Miscellaneous	277,650	7,954	181,403	41,411
Total expenses before offsets	8,274,209	230,926	6,174,418	967,157
Expense reimbursements	(649,797)	(101,920)	(478,852)	(169,375)
Expense reductions	(33,851)	(1,881)	(37,049)	(28,678)
Net expenses	7,590,561	127,125	5,658,517	769,104
Net investment income (loss)	1,942,780	50,217	(529,653)	(531,283)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	113,963,157	2,104,454	73,940,372	9,637,419
Net change in unrealized appreciation (depreciation) of investments	(161,038,803)	(3,090,892)	(128,386,923)	(14,297,263)
Net realized and unrealized loss	(47,075,646)	(986,438)	(54,446,551)	(4,659,844)
Net decrease in net assets resulting from operations	$(45,132,866)	$(936,221)	$(54,976,204)	$(5,191,127)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Managers Cadence Capital Appreciation Fund			Managers Cadence Focused Growth Fund
	Fiscal year ended May 31, 2012	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended May 31, 2012	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,942,780	$2,894,573	$3,134,702	$50,217	$92,906	$336,588
Net realized gain on investments	113,963,157	97,122,182	87,941,085	2,104,454	2,855,858	14,309,303
Net change in unrealized appreciation (depreciation) of investments	(161,038,803)	136,376,505	28,811,634	(3,090,892)	3,936,822	(2,924,435)
Net increase (decrease) in net assets resulting from operations	(45,132,866)	236,393,260	119,887,421	(936,221)	6,885,586	11,721,456
Distributions to Shareholders:
From net investment income:
Class A	(63,775)	(476,286)	(295,140)	(861)	(21,767)	(51,428)
Class B	—	—	(23)	n/a	n/a	n/a
Class C	—	—	(44)	—	—	(6,572)
Class D	(785,148)	(1,358,363)	(1,113,708)	(8,072)	(12,472)	(19,677)
Institutional Class	(582,221)	(1,431,683)	(1,805,828)	(59,852)	(163,809)	(485,230)
Administrative Class	(41,323)	(1,052,092)	(1,084,217)	(82)	(79)	(115)
Class P	(13,296)	(20,264)	(51,533)	(1,251)	(1,850)	(2,860)
Class R	—	—	(6)	n/a	n/a	n/a
From net realized gain on investments:
Class A	—	—	—	(102,673)	(110,707)	—
Class C	—	—	—	(100,884)	(52,511)	—
Class D	—	—	—	(137,059)	(54,534)	—
Institutional Class	—	—	—	(564,059)	(550,692)	—
Administrative Class	—	—	—	(864)	(336)	—
Class P	—	—	—	(12,486)	(6,219)	—
Total distributions to shareholders	(1,485,763)	(4,338,688)	(4,350,499)	(988,143)	(974,976)	(565,882)
From Capital Share Transactions:[1]
Proceeds from sale of shares	168,352,965	198,499,649	309,681,375	937,609	1,188,182	6,815,491
Reinvestment of dividends and distributions	1,454,305	4,159,200	4,012,522	859,746	900,806	558,664
Cost of shares repurchased	(313,119,130)	(364,009,067)	(514,442,034)	(10,111,987)	(11,856,898)	(95,228,271)
Net decrease from capital share transactions	(143,311,860)	(161,350,218)	(200,748,137)	(8,314,632)	(9,767,910)	(87,854,116)
Total increase (decrease) in net assets	(189,930,489)	70,704,354	(85,211,215)	(10,238,996)	(3,857,300)	(76,698,542)
Net Assets:
Beginning of period	833,384,622	762,680,268	847,891,483	18,672,148	22,529,448	99,227,990
End of period	$643,454,133	$833,384,622	$762,680,268	$8,433,152	$18,672,148	$22,529,448
End of period undistributed net investment income	$930,999	$405,641	$1,921,409	$49,139	$69,040	$176,127

Share Transactions:[1]
Sale of shares	10,166,652	12,430,966	22,324,857	114,139	141,169	898,594
Reinvested shares from dividends and distributions	89,526	249,270	282,345	113,111	106,752	73,043
Shares repurchased	(18,706,709)	(22,381,104)	(36,257,704)	(1,217,166)	(1,384,185)	(12,712,951)
Net decrease in shares	(8,450,531)	(9,700,868)	(13,650,502)	(989,916)	(1,136,264)	(11,741,314)

[1]	See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Managers Cadence Mid-Cap Fund			Managers Cadence Emerging Companies Fund
	Fiscal year ended May 31, 2012	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended May 31, 2012	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(529,653)	$655,026	$(62,454)	$(531,283)	$(153,710)	$(585,804)
Net realized gain on investments	73,940,372	140,583,056	132,606,154	9,637,419	14,220,407	21,068,700
Net change in unrealized appreciation (depreciation) of investments	(128,386,923)	116,309,195	(1,819,138)	(14,297,263)	14,038,159	(5,270,056)
Net increase (decrease) in net assets resulting from operations	(54,976,204)	257,547,277	130,724,562	(5,191,127)	28,104,856	15,212,840
Distributions to Shareholders:
From net investment income:
Class A	—	(206,078)	—	n/a	n/a	n/a
Class B	—	—	—	n/a	n/a	n/a
Class C	—	—	—	n/a	n/a	n/a
Class D	—	(12,298)	—	n/a	n/a	n/a
Institutional Class	—	(1,262,080)	—	—	—	—
Administrative Class	—	(223,568)	—	—	—	—
Class P	—	(13,056)	—	n/a	n/a	n/a
Class R	—	—	—	n/a	n/a	n/a
Total distributions to shareholders	—	(1,717,080)	—	—	—	—
From Capital Share Transactions:[1]
Proceeds from sale of shares	119,087,000	118,147,528	159,407,898	14,847,574	12,354,565	6,712,589
Reinvestment of dividends and distributions	—	1,579,885	—	—	—	—
Cost of shares repurchased	(207,802,125)	(362,320,270)	(356,761,266)	(42,196,530)	(27,526,509)	(46,178,201)
Net decrease from capital share transactions	(88,715,125)	(242,592,857)	(197,353,368)	(27,348,956)	(15,171,944)	(39,465,612)
Total increase (decrease) in net assets	(143,691,329)	13,237,340	(66,628,806)	(32,540,083)	12,932,912	(24,252,772)
Net Assets:
Beginning of period	681,524,933	668,287,593	734,916,399	69,928,431	56,995,519	81,248,291
End of period	$537,833,604	$681,524,933	$668,287,593	$37,388,348	$69,928,431	$56,995,519
End of period undistributed net investment income (loss)	$(479,114)	—	$28,215	$(213,491)	$47,966	$(18,557)

Share Transactions:[1]
Sale of shares	4,858,854	5,075,294	8,364,315	710,691	621,753	475,759
Reinvested shares from dividends and distributions	—	63,701	—	—	—	—
Shares repurchased	(8,463,264)	(15,744,597)	(18,824,255)	(1,996,420)	(1,520,237)	(3,168,447)
Net decrease in shares	(3,604,410)	(10,605,602)	(10,459,940)	(1,285,729)	(898,484)	(2,692,688)

[1]	See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal period ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments[1]	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE CAPITAL APPRECIATION FUND*
Class A	5/31/2012		$17.57	$0.04	$(1.01)	$(0.97)	$(0.01)	—	$(0.01)
	5/31/2011	**	13.34	0.04	4.26	4.30	(0.07)	—	(0.07)
	6/30/2010		11.91	0.03	1.43	1.46	(0.03)	—	(0.03)
	6/30/2009		18.14	0.04	(6.27)	(6.23)	(0.00)#	—	(0.00)#
	6/30/2008		21.00	0.02	(0.92)	(0.90)	(0.06)	$(1.90)	(1.96)
	6/30/2007		19.71	0.04	2.64	2.68	(0.02)	(1.37)	(1.39)
Class B	5/31/2012		$15.71	$(0.08)	$(0.90)	$(0.98)	—	—	—
	5/31/2011	**	11.96	(0.06)	3.81	3.75	—	—	—
	6/30/2010		10.74	(0.06)	1.28	1.22	$(0.00)#	—	$(0.00)#
	6/30/2009		16.48	(0.06)	(5.68)	(5.74)	(0.00)#	—	(0.00)#
	6/30/2008		19.33	(0.12)	(0.83)	(0.95)	(0.00)#	$(1.90)	(1.90)
	6/30/2007		18.35	(0.10)	2.45	2.35	(0.00)#	(1.37)	(1.37)
Class C	5/31/2012		$15.76	$(0.08)	$(0.90)	$(0.98)	—	—	—
	5/31/2011	**	12.00	(0.05)	3.81	3.76	—	—	—
	6/30/2010		10.77	(0.06)	1.29	1.23	$(0.00)#	—	$(0.00)#
	6/30/2009		16.53	(0.06)	(5.70)	(5.76)	(0.00)#	—	(0.00)#
	6/30/2008		19.37	(0.12)	(0.82)	(0.94)	(0.00)#	$(1.90)	(1.90)
	6/30/2007		18.39	(0.10)	2.45	2.35	(0.00)#	(1.37)	(1.37)
Class D	5/31/2012		$17.32	$0.04	$(1.00)	$(0.96)	$(0.03)	—	$(0.03)
	5/31/2011	**	13.16	0.04	4.20	4.24	(0.08)	—	(0.08)
	6/30/2010		11.79	0.04	1.41	1.45	(0.08)	—	(0.08)
	6/30/2009		17.99	0.05	(6.23)	(6.18)	(0.02)	—	(0.02)
	6/30/2008		20.85	0.02	(0.91)	(0.89)	(0.07)	$(1.90)	(1.97)
	6/30/2007		19.58	0.04	2.63	2.67	(0.03)	(1.37)	(1.40)
Institutional Class	5/31/2012		$18.24	$0.10	$(1.03)	$(0.93)	$(0.10)	—	$(0.10)
	5/31/2011	**	13.84	0.10	4.42	4.52	(0.12)	—	(0.12)
	6/30/2010		12.36	0.09	1.48	1.57	(0.09)	—	(0.09)
	6/30/2009		18.79	0.10	(6.51)	(6.41)	(0.02)	—	(0.02)
	6/30/2008		21.64	0.10	(0.95)	(0.85)	(0.10)	$(1.90)	(2.00)
	6/30/2007		20.22	0.12	2.73	2.85	(0.06)	(1.37)	(1.43)
Administrative Class	5/31/2012		$17.67	$0.06	$(1.01)	$(0.95)	$(0.01)	—	$(0.01)
	5/31/2011	**	13.40	0.06	4.29	4.35	(0.08)	—	(0.08)
	6/30/2010		11.98	0.05	1.43	1.48	(0.06)	—	(0.06)
	6/30/2009		18.22	0.06	(6.29)	(6.23)	(0.01)	—	(0.01)
	6/30/2008		21.11	0.05	(0.92)	(0.87)	(0.12)	$(1.90)	(2.02)
	6/30/2007		19.78	0.07	2.66	2.73	(0.03)	(1.37)	(1.40)
Class P	5/31/2012		$18.16	$0.10	$(1.04)	$(0.94)	$(0.09)	—	$(0.09)
	5/31/2011	**	13.78	0.08	4.42	4.50	(0.12)	—	(0.12)
	6/30/2010		12.33	0.07	1.48	1.55	(0.10)	—	(0.10)
	6/30/2009	†	18.19	0.08	(5.91)	(5.83)	(0.03)	—	(0.03)
Class R	5/31/2012		$17.58	$0.00 #	$(1.01)	$(1.01)	—	—	—
	5/31/2011	**	13.32	0.01	4.25	4.26	—	—	—
	6/30/2010		11.90	(0.00)#	1.42	1.42	$(0.00)#	—	$(0.00)#
	6/30/2009		18.17	0.01	(6.28)	(6.27)	(0.00)#	—	(0.00)#
	6/30/2008		21.04	(0.03)	(0.93)	(0.96)	(0.01)	$(1.90)	(1.91)
	6/30/2007		19.79	(0.01)	2.66	2.65	(0.03)	(1.37)	(1.40)

	Net Asset Value End of Period		Total Return[2]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)		Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[3]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[3]
MANAGERS CADENCE CAPITAL APPRECIATION FUND
Class A	$16.59		(5.50)%	1.11%	0.21%	163%	$68,310		1.21%	0.11%
	17.57		32.23%[5,6]	1.10%[7]	0.30%[7]	75%[5,6]	110,903		1.16%[7]	0.24%[7]
	13.34		12.23%	1.11%	0.24%	103%	108,395		1.11%	0.24%
	11.91	[4]	(34.34)%[4]	1.11%	0.26%	154%	157,543		1.11%	0.26%
	18.14		(5.43)%	1.09%	0.08%	134%	399,869		1.09%	0.08%
	21.00		14.18%	1.08%	0.21%	150%	448,379		1.08%	0.21%
Class B	$14.73		(6.24)%	1.86%	(0.55)%	163%	$2,977	[10]	1.96%	(0.65)%
	15.71		31.35%[5,6]	1.86%[7]	(0.45)%[7]	75%[5,6]	6,128		1.92%[7]	(0.51)%[7]
	11.96		11.36%	1.86%	(0.52)%	103%	9,420		1.86%	(0.52)%
	10.74	[4]	(34.83)%[4]	1.86%	(0.49)%	154%	14,963		1.86%	(0.49)%
	16.48		(6.17)%	1.84%	(0.66)%	134%	41,429		1.84%	(0.66)%
	19.33		13.36%	1.83%	(0.52)%	150%	60,862		1.83%	(0.52)%
Class C	$14.78		(6.22)%	1.86%	(0.54)%	163%	$21,715		1.96%	(0.64)%
	15.76		31.33%[5,6]	1.83%[7]	(0.42)%[7]	75%[5,6]	35,881		1.89%[7]	(0.48)%[7]
	12.00		11.42%	1.86%	(0.51)%	103%	49,075		1.86%	(0.51)%
	10.77	[4]	(34.81)%[4]	1.86%	(0.46)%	154%	55,445		1.86%	(0.46)%
	16.53		(6.16)%	1.84%	(0.67)%	134%	113,744		1.84%	(0.67)%
	19.37		13.33%	1.83%	(0.53)%	150%	134,475		1.83%	(0.53)%
Class D	$16.33		(5.52)%	1.11%	0.24%	163%	$391,953		1.21%	0.14%
	17.32		32.25%[5,6]	1.11%[7]	0.28%[7]	75%[5,6]	351,467		1.17%[7]	0.22%[7]
	13.16		12.26%	1.11%	0.26%	103%	197,251		1.11%	0.26%
	11.79	[4]	(34.36)%[4]	1.11%	0.39%	154%	82,956		1.11%	0.39%
	17.99		(5.44)%	1.09%	0.08%	134%	37,601		1.09%	0.08%
	20.85		14.18%	1.08%	0.22%	150%	38,714		1.08%	0.22%
Institutional Class	$17.21		(5.10)%	0.71%	0.58%	163%	$85,338		0.81%	0.48%
	18.24		32.73%[5,6]	0.71%[7]	0.69%[7]	75%[5,6]	178,990		0.77%[7]	0.63%[7]
	13.84		12.67%	0.71%	0.62%	103%	187,350		0.71%	0.59%
	12.36	[4]	(34.08)%[4]	0.71%	0.71%	154%	276,437		0.71%	0.71%
	18.79		(5.05)%	0.69%	0.47%	134%	459,142		0.69%	0.47%
	21.64		14.67%	0.68%	0.61%	150%	424,762		0.68%	0.61%
Administrative Class	$16.71		(5.38)%	0.96%	0.34%	163%	$67,536		1.06%	0.24%
	17.67		32.47%[5,6]	0.96%[7]	0.43%[7]	75%[5,6]	143,233		1.02%[7]	0.37%[7]
	13.40		12.43%	0.96%	0.39%	103%	199,889		0.99%	0.36%
	11.98	[4]	(34.26)%[4]	0.96%	0.45%	154%	245,686		0.96%	0.45%
	18.22		(5.32)%	0.93%	0.24%	134%	439,571		0.93%	0.24%
	21.11		14.37%	0.93%	0.37%	150%	518,562		0.93%	0.37%
Class P	$17.13		(5.18)%	0.76%	0.58%	163%	$2,514		0.86%	0.48%
	18.16		32.68%[5,6]	0.82%[7]	0.59%[7]	75%[5,6]	2,858		0.88%[7]	0.53%[7]
	13.78		12.51%	0.85%	0.52%	103%	7,121		0.85%	0.52%
	12.33	[4]	(32.04)%[4,6]	0.79%[7]	0.67%[7]	154%[6]	4,308		0.79%[7]	0.67%[7]
Class R	$16.57		(5.75)%	1.36%	(0.03)%	163%	$3,110		1.46%	(0.13)%
	17.58		31.98%[5,6]	1.36%[7]	0.04%[7]	75%[5,6]	3,924		1.42%[7]	(0.02)%[7]
	13.32		11.93%	1.36%	(0.02)%	103%	4,179		1.36%	(0.02)%
	11.90	[4]	(34.51)%[4]	1.36%	0.06%	154%	10,553		1.36%	0.06%
	18.17		(5.68)%	1.34%	(0.16)%	134%	16,864		1.34%	(0.16)%
	21.04		13.92%	1.33%	(0.04)%	150%	18,552		1.33%	(0.04)%

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal period ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE FOCUSED GROWTH FUND*
Class A	5/31/2012		$8.98	$0.02	[1]	$(0.53)[1]	$(0.51)	$(0.01)	$(0.64)	$(0.65)
	5/31/2011	**	6.98	0.02	[1]	2.29 [1]	2.31	(0.05)	(0.26)	(0.31)
	6/30/2010		6.59	0.02	[1]	0.46 [1]	0.48	(0.09)	—	(0.09)
	6/30/2009		9.67	0.02	[1]	(3.10)[1]	(3.08)	(0.00)#	—	(0.00)#
	6/30/2008		10.47	(0.01)[1]		(0.78)[1]	(0.79)	(0.01)	(0.00)#	(0.01)
	6/30/2007	††	9.30	(0.02)[1]		1.36 [1]	1.34	(0.03)	(0.14)	(0.17)
Class C	5/31/2012		$8.80	$(0.04)[1]		$(0.51)[1]	$(0.55)	—	$(0.63)	$(0.63)
	5/31/2011	**	6.85	(0.04)[1]		2.25 [1]	2.21	—	(0.26)	(0.26)
	6/30/2010		6.46	(0.04)[1]		0.45 [1]	0.41	$(0.02)	—	(0.02)
	6/30/2009		9.55	(0.03)[1]		(3.06)[1]	(3.09)	(0.00)#	—	(0.00)#
	6/30/2008		10.42	(0.09)[1]		(0.78)[1]	(0.87)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	††	9.30	(0.09)[1]		1.36 [1]	1.27	(0.01)	(0.14)	(0.15)
Class D	5/31/2012		$8.96	$0.02	[1]	$(0.53)[1]	$(0.51)	$(0.04)	$(0.64)	$(0.68)
	5/31/2011	**	6.98	0.02	[1]	2.28 [1]	2.30	(0.06)	(0.26)	(0.32)
	6/30/2010		6.59	0.02	[1]	0.47 [1]	0.49	(0.10)	—	(0.10)
	6/30/2009		9.67	0.02	[1]	(3.10)[1]	(3.08)	(0.00)#	—	(0.00)#
	6/30/2008		10.47	(0.01)[1]		(0.79)[1]	(0.80)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	††	9.30	(0.01)[1]		1.36 [1]	1.35	(0.04)	(0.14)	(0.18)
Institutional Class	5/31/2012		$9.08	$0.05	[1]	$(0.54)[1]	$(0.49)	$(0.07)	$(0.65)	$(0.72)
	5/31/2011	**	7.06	0.05	[1]	2.31 [1]	2.36	(0.08)	(0.26)	(0.34)
	6/30/2010		6.65	0.04	[1]	0.47 [1]	0.51	(0.10)	—	(0.10)
	6/30/2009		9.75	0.05	[1]	(3.13)[1]	(3.08)	(0.02)	—	(0.02)
	6/30/2008		10.54	0.03	[1]	(0.80)[1]	(0.77)	(0.02)	(0.00)#	(0.02)
	6/30/2007		9.34	0.03	[1]	1.33 [1]	1.36	(0.02)	(0.14)	(0.16)
Administrative Class	5/31/2012		$9.06	$0.05	[1]	$(0.54)[1]	$(0.49)	$(0.06)	$(0.65)	$(0.71)
	5/31/2011	**	7.01	0.03	[1]	2.34 [1]	2.37	(0.06)	(0.26)	(0.32)
	6/30/2010		6.62	0.03	[1]	0.46 [1]	0.49	(0.10)	—	(0.10)
	6/30/2009		9.71	0.03	[1]	(3.12)[1]	(3.09)	(0.00)#	—	(0.00)#
	6/30/2008		10.50	0.00	#,1	(0.79)[1]	(0.79)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	†††	9.14	0.01	[1]	1.52 [1]	1.53	(0.03)	(0.14)	(0.17)
Class P	5/31/2012		$8.99	$0.05	[1]	$(0.54)[1]	$(0.49)	$(0.06)	$(0.65)	$(0.71)
	5/31/2011	**	7.00	0.04	[1]	2.29 [1]	2.33	(0.08)	(0.26)	(0.34)
	6/30/2010		6.61	0.04		0.47	0.51	(0.12)	—	(0.12)
	6/30/2009	†	9.44	0.04		(2.83)	(2.79)	(0.04)	—	(0.04)

	Net Asset Value End of Period	Total Return[2]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[3]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[3]
MANAGERS CADENCE FOCUSED GROWTH FUND
Class A	$7.82	(5.47)%	1.06%	0.22%	129%	$1,321	1.78%	(0.50)%
	8.98	33.44%[5,6]	1.08%[7]	0.27%[7]	83%[5,6]	3,737	1.47%[7]	(0.12)%[7]
	6.98	7.21%	1.12%	0.24%	120%	3,602	1.12%	0.24%
	6.59	(31.85)%	1.11%	0.26%	156%	4,803	1.11%	0.26%
	9.67	(7.55)%	1.12%	(0.13)%	143%	7,418	1.12%	(0.13)%
	10.47	14.60%[6]	1.11%[7]	(0.23)%[7]	106%[6]	1,704	1.11%[7]	(0.23)%[7]
Class C	$7.62	(6.07)%	1.80%	(0.44)%	129%	$1,079	2.67%	(1.31)%
	8.80	32.43%[5,6]	1.85%[7]	(0.49)%[7]	83%[5,6]	1,667	2.24%[7]	(0.88)%[7]
	6.85	6.38%	1.87%	(0.51)%	120%	1,624	1.87%	(0.51)%
	6.46	(32.34)%	1.86%	(0.48)%	156%	2,343	1.86%	(0.48)%
	9.55	(8.30)%	1.86%	(0.89)%	143%	2,706	1.86%	(0.89)%
	10.42	13.81%[6]	1.86%[7]	(0.91)%[7]	106%[6]	1,351	1.86%[7]	(0.91)%[7]
Class D	$7.77	(5.47)%	1.10%	0.29%	129%	$1,854	2.06%	(0.67)%
	8.96	33.25%[5,6]	1.12%[7]	0.23%[7]	83%[5,6]	1,980	1.51%[7]	(0.16)%[7]
	6.98	7.25%	1.12%	0.27%	120%	1,375	1.12%	0.27%
	6.59	(31.85)%	1.11%	0.28%	156%	1,271	1.11%	0.28%
	9.67	(7.61)%	1.12%	(0.13)%	143%	1,811	1.12%	(0.13)%
	10.47	14.16%[6]	1.11%[7]	(0.06)%[7]	106%[6]	1,225	1.11%[7]	(0.06)%[7]
Institutional Class	$7.87	(5.13)%	0.75%	0.58%	129%	$4,053	1.49%	(0.16)%
	9.08	33.81%[5,6]	0.75%[7]	0.64%[7]	83%[5,6]	11,067	1.14%[7]	0.25%[7]
	7.06	7.50%	0.74%	0.60%	120%	15,695	0.74%	0.60%
	6.65	(31.54)%	0.71%	0.67%	156%	90,722	0.71%	0.67%
	9.75	(7.30)%	0.72%	0.30%	143%	122,861	0.72%	0.30%
	10.54	14.72%	0.71%	0.30%	106%	50,850	0.71%	0.30%
Administrative Class	$7.86	(5.14)%	0.76%	0.64%	129%	$11	1.67%	(0.27)%
	9.06	34.20%[5,6]	1.00%[7]	0.35%[7]	83%[5,6]	12	1.39%[7]	(0.04)%[7]
	7.01	7.34%	1.00%	0.38%	120%	8	1.00%	0.38%
	6.62	(31.80)%	0.97%	0.40%	156%	7	0.97%	0.40%
	9.71	(7.49)%	0.96%	0.00%#	143%	11	0.96%	0.00%#
	10.50	16.96%[6]	0.96%[7]	0.13%[7]	106%[6]	12	0.96%[7]	0.13%[7]
Class P	$7.79	(5.20)%	0.80%	0.56%	129%	$116	1.65%	(0.29)%
	8.99	33.62%[5,6]	0.82%[7]	0.53%[7]	83%[5,6]	209	1.21%[7]	0.14%[7]
	7.00	7.63%	0.85%	0.53%	120%	225	0.85%	0.53%
	6.61	29.52%[6]	0.80%[7]	0.53%[7]	156%[6]	82	0.80%[7]	0.53%[7]

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal period ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments[1]	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE MID-CAP FUND*
Class A	5/31/2012		$26.29	$(0.06)	$(2.13)	$(2.19)	—	—	—
	5/31/2011	**	18.23	(0.01)	8.10	8.09	$(0.03)	—	$(0.03)
	6/30/2010		15.57	(0.03)	2.69	2.66	—	—	—
	6/30/2009		25.56	(0.03)	(9.96)	(9.99)	—	—	—
	6/30/2008		28.34	(0.07)	0.36	0.29	—	$(3.07)	(3.07)
	6/30/2007		27.57	(0.01)	3.65	3.64	—	(2.87)	(2.87)
Class B	5/31/2012		$23.17	$(0.21)	$(1.88)	$(2.09)	—	—	—
	5/31/2011	**	16.16	(0.15)	7.16	7.01	—	—	—
	6/30/2010		13.91	(0.15)	2.40	2.25	—	—	—
	6/30/2009		23.00	(0.15)	(8.94)	(9.09)	—	—	—
	6/30/2008		25.97	(0.25)	0.35	0.10	—	$(3.07)	$(3.07)
	6/30/2007		25.68	(0.19)	3.35	3.16	—	(2.87)	(2.87)
Class C	5/31/2012		$23.19	$(0.21)	$(1.88)	$(2.09)	—	—	—
	5/31/2011	**	16.17	(0.14)	7.16	7.02	—	—	—
	6/30/2010		13.91	(0.15)	2.41	2.26	—	—	—
	6/30/2009		23.01	(0.15)	(8.95)	(9.10)	—	—	—
	6/30/2008		25.99	(0.25)	0.34	0.09	—	$(3.07)	$(3.07)
	6/30/2007		25.69	(0.20)	3.37	3.17	—	(2.87)	(2.87)
Class D	5/31/2012		$26.49	$(0.07)	$(2.14)	$(2.21)	—	—	—
	5/31/2011	**	18.36	(0.01)	8.16	8.15	$(0.02)	—	$(0.02)
	6/30/2010		15.69	(0.03)	2.70	2.67	—	—	—
	6/30/2009		25.75	(0.07)	(9.99)	(10.06)	—	—	—
	6/30/2008		28.53	(0.10)	0.39	0.29	—	$(3.07)	(3.07)
	6/30/2007		27.73	(0.01)	3.68	3.67	—	(2.87)	(2.87)
Institutional Class	5/31/2012		$27.88	$0.04	$(2.26)	$(2.22)	—	—	—
	5/31/2011	**	19.32	0.08	8.58	8.66	$(0.10)	—	$(0.10)
	6/30/2010		16.44	0.05	2.83	2.88	—	—	—
	6/30/2009		26.87	0.04	(10.47)	(10.43)	—	—	—
	6/30/2008		29.54	0.04	0.36	0.40	—	$(3.07)	(3.07)
	6/30/2007		28.50	0.10	3.81	3.91	—	(2.87)	(2.87)
Administrative Class	5/31/2012		$26.87	$(0.02)	$(2.18)	$(2.20)	—	—	—
	5/31/2011	**	18.61	0.02	8.28	8.30	$(0.04)	—	$(0.04)
	6/30/2010		15.88	0.00 #	2.73	2.73	—	—	—
	6/30/2009		26.02	(0.01)	(10.13)	(10.14)	—	—	—
	6/30/2008		28.76	(0.03)	0.36	0.33	—	$(3.07)	(3.07)
	6/30/2007		27.89	0.03	3.71	3.74	—	(2.87)	(2.87)
Class P	5/31/2012		$27.80	$0.05	$(2.29)	$(2.24)	—	—	—
	5/31/2011	**	19.28	0.05	8.56	8.61	$(0.09)	—	$(0.09)
	6/30/2010		16.42	0.03	2.83	2.86	—	—	—
	6/30/2009	†	25.53	0.02	(9.13)	(9.11)	—	—	—
Class R	5/31/2012		$26.25	$(0.12)	$(2.13)	$(2.25)	—	—	—
	5/31/2011	**	18.22	(0.06)	8.09	8.03	—	—	—
	6/30/2010		15.61	(0.07)	2.68	2.61	—	—	—
	6/30/2009		25.67	(0.07)	(9.99)	(10.06)	—	—	—
	6/30/2008		28.52	(0.14)	0.36	0.22	—	$(3.07)	$(3.07)
	6/30/2007		27.79	(0.08)	3.68	3.60	—	(2.87)	(2.87)

	Net Asset Value End of Period		Total Return[2]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[3]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[3]
MANAGERS CADENCE MID-CAP FUND
Class A	$24.10		(8.33)%	1.11%	(0.25)%	127%	$138,115	1.20%	(0.34)%
	26.29		44.38%[5,6]	1.10%[7]	(0.05)%[7]	85%[5,6]	174,948	1.18%[7]	(0.13)%[7]
	18.23		17.08%	1.11%	(0.14)%	107%	155,574	1.11%	(0.14)%
	15.57	[8]	(39.08)%[8]	1.11%	(0.20)%	148%	175,461	1.11%	(0.20)%
	25.56		0.31%	1.09%	(0.28)%	149%	307,962	1.09%	(0.28)%
	28.34		14.52%	1.09%	(0.05)%	164%	334,271	1.09%	(0.05)%
Class B	$21.08		(9.02)%	1.86%	(0.98)%	127%	$5,15910	1.95%	(1.07)%
	23.17		43.38%[5,6]	1.85%[7]	(0.81)%[7]	85%[5,6]	10,203	1.93%[7]	(0.89)%[7]
	16.16		16.18%	1.86%	(0.90)%	107%	12,120	1.86%	(0.90)%
	13.91	[8]	(39.52)%[8]	1.86%	(0.98)%	148%	17,882	1.86%	(0.98)%
	23.00		(0.44)%	1.84%	(1.02)%	149%	47,947	1.84%	(1.02)%
	25.99		13.67%	1.84%	(0.79)%	164%	64,763	1.84%	(0.79)%
Class C	$21.10		(9.01)%[9]	1.86%	(0.98)%	127%	$15,043	1.95%	(1.07)%
	23.19		43.41%[5,6]	1.83%[7]	(0.81)%[7]	85%[5,6]	27,311	1.91%[7]	(0.89)%[7]
	16.17		16.25%	1.86%	(0.89)%	107%	39,374	1.86%	(0.89)%
	13.91	[8]	(39.55)%[8]	1.86%	(0.96)%	148%	41,542	1.86%	(0.96)%
	23.01		(0.48)%	1.84%	(1.02)%	149%	86,421	1.84%	(1.02)%
	25.99		13.71%	1.84%	(0.80)%	164%	102,361	1.84%	(0.80)%
Class D	$24.28		(8.34)%[9]	1.11%	(0.28)%	127%	$35,751	1.20%	(0.37)%
	26.49		44.40%[5,6]	1.10%[7]	(0.07)%[7]	85%[5,6]	14,974	1.18%[7]	(0.15)%[7]
	18.36		17.02%	1.11%	(0.16)%	107%	13,012	1.86%	(0.91)%
	15.69	[8]	(39.07)%[8]	1.11%	(0.34)%	148%	22,739	1.86%	(1.09)%
	25.75		0.31%	1.09%	(0.38)%	149%	193,222	1.84%	(1.13)%
	28.53		14.55%	1.09%	(0.05)%	164%	27,561	1.84%	(0.80)%
Institutional Class	$25.66		(7.96)%	0.71%	0.15%	127%	$234,346	0.80%	0.06%
	27.88		44.87%[5,6]	0.70%[7]	0.36%[7]	85%[5,6]	299,909	0.78%[7]	0.28%[7]
	19.32		17.52%	0.71%	0.26%	107%	292,232	0.74%	0.23%
	16.44	[8]	(38.82)%[8]	0.71%	0.21%	148%	312,484	0.71%	0.21%
	26.87		0.69%	0.69%	0.12%	149%	522,366	0.69%	0.12%
	29.54		15.02%	0.69%	0.35%	164%	482,027	0.69%	0.35%
Administrative Class	$24.67		(8.19)%	0.96%	(0.09)%	127%	$92,851	1.05%	(0.18)%
	26.87		44.60%[5,6]	0.94%[7]	0.11%[7]	85%[5,6]	129,964	1.02%[7]	0.03%[7]
	18.61		17.19%	0.96%	0.01%	107%	130,157	0.99%	(0.02)%
	15.88	[8]	(38.97)%[8]	0.96%	(0.04)%	148%	129,640	0.96%	(0.04)%
	26.02		0.45%	0.94%	(0.11)%	149%	214,673	0.94%	(0.11)%
	28.76		14.73%	0.94%	0.11%	164%	278,073	0.94%	0.11%
Class P	$25.56		(8.06)%	0.78%	0.20%	127%	$2,136	0.87%	0.11%
	27.80		44.71%[5,6]	0.81%[7]	0.24%[7]	85%[5,6]	2,967	0.89%[7]	0.16%[7]
	19.28		17.42%	0.84%	0.14%	107%	3,334	0.84%	0.14%
	16.42	[8]	(35.68)%[8]	0.80%[7]	0.12%[7]	148%[6]	3,099	0.80%[7]	0.12%[7]
Class R	$24.00		(8.57)%	1.36%	(0.49)%	127%	$14,432	1.45%	(0.58)%
	26.25		44.07%[5,6]	1.35%[7]	(0.31)%[7]	85%[5,6]	21,248	1.43%[7]	(0.39)%[7]
	18.22		16.72%	1.36%	(0.39)%	107%	22,485	1.36%	(0.39)%
	15.61	[8]	(39.19)%[8]	1.36%	(0.43)%	148%	32,069	1.36%	(0.43)%
	25.67		0.04%	1.34%	(0.52)%	149%	48,771	1.34%	(0.52)%
	28.52		14.25%	1.34%	(0.31)%	164%	47,308	1.34%	(0.31)%

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal period ended:		Net Asset Value Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain (Loss) on Investments[1]	Total from Investment Operations	Distributions to Shareholders from Net Investment Income
MANAGERS CADENCE EMERGING COMPANIES FUND*
Institutional Class	5/31/2012		$23.35	$(0.20)	$(1.34)	$(1.54)	—
	5/31/2011	**	14.62	(0.04)	8.77	8.73	—
	6/30/2010		12.44	(0.11)	2.29	2.18	—
	6/30/2009		17.28	(0.08)	(4.76)	(4.84)	—
	6/30/2008		23.21	(0.14)	(3.04)	(3.18)	$(2.75)
	6/30/2007		24.55	(0.11)	1.14	1.03	(2.37)
Administrative Class	5/31/2012		$21.88	$(0.24)	$(1.25)	$(1.49)	—
	5/31/2011	**	13.73	(0.12)	8.27	8.15	—
	6/30/2010		11.72	(0.12)	2.13	2.01	—
	6/30/2009		16.32	(0.11)	(4.49)	(4.60)	—
	6/30/2008		22.12	(0.19)	(2.86)	(3.05)	$(2.75)
	6/30/2007		23.57	(0.16)	1.08	0.92	(2.37)

Financial Highlights

For a share outstanding throughout each fiscal period

	Net Asset Value End of Period	Total Return[2]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[3]	Ratio of Net Investment Loss (Absent Expense Offsets) to Average Net Assets[3]
MANAGERS CADENCE EMERGING COMPANIES FUND
Institutional Class	$21.81	(6.60)%	1.37%	(0.94)%	120%	$34,883	1.73%	(1.30)%
	23.35	59.71%[5,6]	1.41%[7]	(0.24)%[7]	93%[5,6]	65,222	1.67%[7]	(0.50)%[7]
	14.62	17.52%	1.42%	(0.73)%	129%	55,166	1.55%	(0.86)%
	12.44	(28.01)%	1.42%	(0.65)%	142%	67,382	1.42%	(0.65)%
	17.28	(15.22)%	1.50%	(0.69)%	140%	206,444	1.50%	(0.69)%
	23.21	4.71%	1.51%	(0.49)%	188%	420,835	1.51%	(0.49)%
Administrative Class	$20.39	(6.81)%	1.60%	(1.16)%	120%	$2,505	1.98%	(1.54)%
	21.88	59.36%[5,6]	1.66%[7]	(0.71)%[7]	93%[5,6]	4,706	1.92%[7]	(0.97)%[7]
	13.73	17.15%	1.67%	(0.90)%	129%	1,830	1.80%	(1.03)%
	11.72	(28.19)%	1.67%	(0.91)%	142%	13,866	1.67%	(0.91)%
	16.32	(15.43)%	1.75%	(0.95)%	140%	23,812	1.75%	(0.95)%
	22.12	4.47%	1.76%	(0.74)%	188%	54,701	1.76%	(0.74)%

Notes to Financial Highlights

The following should be read in conjunction with each of the Financial Highlights of the Funds previously presented in this report.

*	At the start of business on September 27, 2010, the Predecessor Funds, each a series of the Allianz Funds, were re-organized into a respective series of the Managers Funds.
**	For the period from July 1, 2010, to May 31, 2011.
#	Rounds to less than $0.01 per share or 0.01%.
†	Commencement of operations was July 7, 2008.
††	Commencement of operations was July 5, 2006.
†††	Commencement of operations was September 15, 2006.
1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
3	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)
4	Capital contribution from Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Class A, Class B, Class C, Class D, Institutional Class, Administrative Class, Class P and Class R, by $0.13 per share and 0.72%, $0.12 per share and 0.73%, $0.12 per share and 0.72%, $0.12 per share and 0.67%, $0.13 per share and 0.70%, $0.13 per share and 0.66%, $0.12 per share and 0.66%, and $0.13 per share and 0.71%, respectively.
5	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
6	Not Annualized.
7	Annualized.
8	Capital contribution from Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Class A, Class B, Class C, Class D, Institutional Class, Administrative Class, Class P and Class R, by $0.21 per share and 0.83%, $0.19 per share and 0.83%, $0.19 per share and 0.82%, $0.24 per share and 0.93%, $0.22 per share and 0.82%, $0.21 per share and 0.81%, $0.20 per share and 0.79%, and $0.21 per share and 0.82%, respectively.
9	The Total Return is based on the Financial Statement Net Asset Values as shown in this table.
10	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

Notes to Financial Statements

May 31, 2012

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers Cadence Capital Appreciation Fund (“Capital Appreciation”) (formerly Allianz CCM Capital Appreciation Fund), Managers Cadence Focused Growth Fund (“Focused Growth”) (formerly Allianz CCM Focused Growth Fund), Managers Cadence Mid-Cap Fund (“Mid-Cap”) (formerly Allianz CCM Mid-Cap Fund), and Managers Cadence Emerging Companies Fund (“Emerging Companies”) (formerly Allianz CCM Emerging Companies Fund), each a “Fund” and collectively the “Funds.”

At the start of business on September 27, 2010, the Allianz CCM Capital Appreciation Fund, Allianz CCM Focused Growth Fund, Allianz CCM Mid-Cap Fund, and the Allianz CCM Emerging Companies Fund, each a series of the Allianz Funds (the “Predecessor Funds”), were reorganized into a respective series of the Trust, as described above.

Effective June 30, 2011, Class B shares of Capital Appreciation and Mid-Cap were closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purhases made by automatic reinvestment of dividends and capital gains pursuant to the Funds’ automatic reinvestment plan. Shareholders who redeem Class B shares of the Funds will continue to be subject to the deferred sales charges described in the Prospectus.

Capital Appreciation and Mid-Cap offer Class A shares, Class B shares, Class C shares, Class D shares, Class P shares, Class R shares, Institutional Class shares and Administrative Class shares. Focused Growth offers Class A shares, Class C shares, Class D shares, Class P shares, Institutional Class shares and Administrative Class shares. Emerging Companies offers Institutional Class shares and Administrative Class Shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class B shares, Class C shares and certain Class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Notes to Financial Statements (continued)

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. Transfers between different levels in the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended May 31, 2012, the amount by which each Fund’s expenses were reduced and the impact on the expense ratios, if any, were as follows: Capital Appreciation - $33,000 or 0.005%, Focused Growth - $1,863 or 0.014%, Mid-Cap - $36,345 or 0.006% and Emerging Companies - $28,608 or 0.052%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended May 31, 2012, overdraft fees for Capital Appreciation, Focused Growth and Emerging Companies equaled $4, $291 and $38, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended May 31, 2012, the transfer agent expense was reduced as follows: Capital Appreciation - $851, Focused Growth - $18, Mid-Cap - $704 and Emerging Companies - $70.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal year ended May 31, 2012, the eleven months ended May 31, 2011, and the fiscal year ended June 30, 2010 were as follows:

	Capital Appreciation			Focused Growth
	2012	2011	2010	2012	2011	2010
Distributions paid from:
Ordinary income	$1,485,763	$4,338,688	$4,350,499	$70,118	$199,993	$565,882
Short-term capital gains	—	—	—	—	774,983	—
Long-term capital gains	—	—	—	918,025	—	—
Return of capital	—	—	—	—	—	—

Totals	$1,485,763	$4,338,688	$4,350,499	$988,143	$974,976	$565,882

	Mid-Cap			Emerging Companies
	2012	2011	2010	2012	2011	2010
Distributions paid from:
Ordinary income	—	$1,717,080	—	—	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Totals	—	$1,717,080	—	—	—	—

As of May 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Focused Growth	Mid-Cap	Emerging Companies
Capital loss carryforward	$143,767,204	$9,950,620	$103,804,591	$39,883,224
Undistributed ordinary income	928,446	49,729	—	—
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	136,107	—	—
Post-October loss deferral	—	—	—	—

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2009-2010 and May 31, 2011-2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of May 31, 2012, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amount			Expires May 31,
Fund	Short-Term		Long-Term
Capital Appreciation
(Pre-Enactment)	$143,767,204		—	2018

Focused Growth
(Pre-Enactment)	$9,950,620	*	—	2017

Mid-Cap
(Pre-Enactment)	$103,804,591		—	2018

Emerging Companies
(Pre-Enactment)	$19,971,237		—	2017
(Pre-Enactment)	$19,911,987		—	2018

	$39,883,224		—

*	The Fund’s ability to utilze capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the fiscal year ended May 31, 2012, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Capital Appreciation	$116,835,792	—
Focused Growth	1,990,124	—
Mid-Cap	76,419,487	—
Emerging Companies	9,234,337	—

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Notes to Financial Statements (continued)

For the fiscal year ended May 31, 2012, the eleven months ended May 31, 2011, and the fiscal year ended June 30, 2010, the capital stock transactions by class for Capital Appreciation, Focused Growth, Mid-Cap and Emerging Companies were:

	Capital Appreciation
	May 31, 2012		May 31, 2011		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	648,887	$10,949,282	1,629,758	$25,636,167	1,986,588	$27,914,472
Reinvestment of distributions	3,350	54,127	23,868	395,006	15,682	220,333
Cost of shares repurchased	(2,847,087)	(48,493,348)	(3,468,732)	(54,761,509)	(7,104,496)	(98,336,298)

Net Decrease	(2,194,850)	$(37,489,939)	(1,815,106)	$(28,730,336)	(5,102,226)	$(70,201,493)

Class B:
Proceeds from sale of shares	—	—	2,481	$33,159	31,602	$393,345
Reinvestment of distributions	—	—	—	—	2	19
Cost of shares repurchased	(188,052)	$(2,827,049)	(400,011)	(5,509,583)	(637,536)	(8,072,346)

Net Decrease	(188,052)[1]	$(2,827,049)[1]	(397,530)	$(5,476,424)	(605,932)	$(7,678,982)

Class C:
Proceeds from sale of shares	13,719	$206,170	294,326	$4,041,911	268,277	$3,389,017
Reinvestment of distributions	—	—	—	—	3	36
Cost of shares repurchased	(821,403)	(12,413,568)	(2,108,219)	(29,676,598)	(1,325,555)	(16,672,233)

Net Decrease	(807,684)	$(12,207,398)	(1,813,893)	$(25,634,687)	(1,057,275)	$(13,283,180)

Class D:
Proceeds from sale of shares	8,072,378	$132,522,971	7,941,642	$126,503,208	14,163,055	$193,449,222
Reinvestment of distributions	49,195	782,686	82,784	1,351,046	80,010	1,109,734
Cost of shares repurchased	(4,416,358)	(73,672,593)	(2,719,247)	(43,377,723)	(6,289,592)	(90,202,761)

Net Increase	3,705,215	$59,633,064	5,305,179	$84,476,531	7,953,473	$104,356,195

Institutional Class:
Proceeds from sale of shares	632,916	$11,148,276	1,235,615	$20,966,114	3,409,728	$50,047,627
Reinvestment of distributions	34,276	573,430	79,220	1,358,626	110,323	1,605,193
Cost of shares repurchased	(5,520,774)	(96,088,240)	(5,037,941)	(84,892,884)	(12,351,646)	(184,461,259)

Net Decrease	(4,853,582)	$(84,366,534)	(3,723,106)	$(62,568,144)	(8,831,595)	$(132,808,439)

Administrative Class:
Proceeds from sale of shares	702,750	$11,833,316	1,238,592	$19,876,662	1,951,507	$27,407,534
Reinvestment of distributions	2,532	41,167	62,925	1,046,443	75,644	1,067,334
Cost of shares repurchased	(4,770,691)	(77,146,991)	(8,108,256)	(137,394,391)	(7,628,411)	(103,861,980)

Net Decrease	(4,065,409)	$(65,272,508)	(6,806,739)	$(116,471,286)	(5,601,260)	$(75,387,112)

Class P:
Proceeds from sale of shares	70,063	$1,254,292	47,881	$794,152	411,323	$5,666,328
Reinvestment of distributions	173	2,895	473	8,079	680	9,866
Cost of shares repurchased	(80,861)	(1,439,848)	(407,619)	(6,379,149)	(244,715)	(3,540,289)

Net Increase (Decrease)	(10,625)	$(182,661)	(359,265)	$(5,576,918)	167,288	$2,135,905

Class R:
Proceeds from sale of shares	25,939	$438,658	40,671	$648,276	102,777	$1,413,829
Reinvestment of distributions	—	—	—	—	1	6
Cost of shares repurchased	(61,483)	(1,037,493)	(131,079)	(2,017,230)	(675,753)	(9,294,919)

Net Decrease	(35,544)	$(598,835)	(90,408)	$(1,368,954)	(572,975)	$(7,881,084)

[1]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

Notes to Financial Statements (continued)

	Focused Growth
	May 31, 2012		May 31, 2011		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	19,870	$165,915	70,918	$599,209	48,014	$364,167
Reinvestment of distributions	12,777	97,103	15,324	128,417	6,352	48,149
Cost of shares repurchased	(279,982)	(2,268,239)	(185,966)	(1,512,597)	(267,369)	(2,004,002)

Net Decrease	(247,335)	$(2,005,221)	(99,724)	$(784,971)	(213,003)	$(1,591,686)

Class C:
Proceeds from sale of shares	6,270	$50,483	5,744	$45,352	27,425	$200,215
Reinvestment of distributions	10,920	81,135	5,290	43,643	726	5,426
Cost of shares repurchased	(65,033)	(521,250)	(58,752)	(474,633)	(153,859)	(1,115,314)

Net Decrease	(47,843)	$(389,632)	(47,718)	$(385,638)	(125,708)	$(909,673)

Class D:
Proceeds from sale of shares	35,392	$287,911	24,677	$204,296	28,600	$213,939
Reinvestment of distributions	19,193	145,101	7,996	66,924	2,583	19,581
Cost of shares repurchased	(36,969)	(307,393)	(8,822)	(75,639)	(26,978)	(209,485)

Net Increase	17,616	$125,619	23,851	$195,581	4,205	$24,035

Institutional Class:
Proceeds from sale of shares	51,891	$427,881	38,101	$325,537	768,979	$5,850,102
Reinvestment of distributions	68,998	527,143	77,582	657,117	63,330	485,111
Cost of shares repurchased	(824,973)	(6,929,621)	(1,119,655)	(9,711,022)	(12,258,860)	(91,853,768)

Net Decrease	(704,084)	$(5,974,597)	(1,003,972)	$(8,728,368)	(11,426,551)	$(85,518,555)

Administrative Class:
Proceeds from sale of shares	—	—	1,277	$10,000	—	—
Reinvestment of distributions	124	$946	49	415	15	$116
Cost of shares repurchased	—	—	(1,130)	(8,825)	—	—

Net Increase	124	$946	196	$1,590	15	$116

Class P:
Proceeds from sale of shares	716	$5,419	452	$3,788	25,576	$187,068
Reinvestment of distributions	1,099	8,318	511	4,290	37	281
Cost of shares repurchased	(10,209)	(85,484)	(9,860)	(74,182)	(5,885)	(45,702)

Net Increase (Decrease)	(8,394)	$(71,747)	(8,897)	$(66,104)	19,728	$141,647

Notes to Financial Statements (continued)

	Mid-Cap
	May 31, 2012		May 31, 2011		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	759,801	$18,795,993	1,441,563	$32,077,739	1,806,576	$33,350,675
Reinvestment of distributions	—	—	7,893	187,226	—	—
Cost of shares repurchased	(1,683,103)	(41,216,107)	(3,328,429)	(74,391,231)	(4,541,409)	(84,882,571)

Net Decrease	(923,302)	$(22,420,114)	(1,878,973)	$(42,126,266)	(2,734,833)	$(51,531,896)

Class B:
Proceeds from sale of shares	—	—	6,567	$118,753	18,957	$306,631
Cost of shares repurchased	(195,654)	$(4,233,139)	(316,169)	(6,164,351)	(554,843)	(9,253,000)

Net Decrease	(195,654)[1]	$(4,233,139)[1]	(309,602)	$(6,045,598)	(535,886)	$(8,946,369)

Class C:
Proceeds from sale of shares	22,894	$491,982	118,798	$2,312,985	143,375	$2,366,309
Cost of shares repurchased	(487,702)	(10,664,322)	(1,376,173)	(26,787,002)	(693,781)	(11,330,977)

Net Decrease	(464,808)	$(10,172,340)	(1,257,375)	$(24,474,017)	(550,406)	$(8,964,668)

Class D:
Proceeds from sale of shares	1,218,581	$28,306,396	56,909	$1,334,619	78,074	$1,463,884
Reinvestment of distributions	—	—	498	11,905	—	—
Cost of shares repurchased	(311,694)	(7,713,573)	(200,695)	(4,467,045)	(819,240)	(14,707,061)

Net Increase (Decrease)	906,887	$20,592,823	(143,288)	$(3,120,521)	(741,166)	$(13,243,177)

Institutional Class:
Proceeds from sale of shares	2,076,808	$52,186,218	2,539,900	$60,903,202	3,627,289	$71,968,901
Reinvestment of distributions	—	—	45,950	1,153,807	—	—
Cost of shares repurchased	(3,700,434)	(92,817,980)	(6,956,009)	(168,256,179)	(7,514,096)	(146,646,025)

Net Decrease	(1,623,626)	$(40,631,762)	(4,370,159)	$(106,199,170)	(3,886,807)	$(74,677,124)

Administrative Class:
Proceeds from sale of shares	387,506	$9,756,311	664,649	$15,774,101	2,224,816	$41,288,004
Reinvestment of distributions	—	—	9,175	222,314	—	—
Cost of shares repurchased	(1,460,128)	(35,780,932)	(2,829,422)	(65,817,863)	(3,398,662)	(66,149,625)

Net Decrease	(1,072,622)	$(26,024,621)	(2,155,598)	$(49,821,448)	(1,173,846)	$(24,861,621)

Class P:
Proceeds from sale of shares	219,705	$5,282,896	27,796	$649,630	61,399	$1,208,929
Reinvestment of distributions	—	—	185	4,633	—	—
Cost of shares repurchased	(242,837)	(5,983,038)	(94,202)	(2,243,379)	(77,204)	(1,509,989)

Net Decrease	(23,132)	$(700,142)	(66,221)	$(1,589,116)	(15,805)	$(301,060)

Class R:
Proceeds from sale of shares	173,559	$4,267,204	219,112	$4,976,499	403,829	$7,454,566
Cost of shares repurchased	(381,712)	(9,393,034)	(643,498)	(14,193,220)	(1,225,020)	(22,283,277)

Net Decrease	(208,153)	$(5,125,830)	(424,386)	$(9,216,721)	(821,191)	$(14,828,711)

[1]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

Notes to Financial Statements (continued)

	Emerging Companies
	May 31, 2012		May 31, 2011		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	227,938	$4,950,185	339,213	$6,709,463	373,355	$5,352,100
Cost of shares repurchased	(1,421,483)	(30,696,571)	(1,319,475)	(23,687,492)	(2,015,999)	(28,702,892)

Net Decrease	(1,193,545)	$(25,746,386)	(980,262)	$(16,978,029)	(1,642,644)	$(23,350,792)

Administrative Class:
Proceeds from sale of shares	482,753	$9,897,389	282,540	$5,645,102	102,404	$1,360,489
Cost of shares repurchased	(574,937)	(11,499,959)	(200,762)	(3,839,017)	(1,152,448)	(17,475,317)

Net Increase (Decrease)	(92,184)	$(1,602,570)	81,778	$1,806,085	(1,050,044)	$(16,114,828)

At May 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Capital Appreciation – 2 collectively own 72%; Focused Growth – 3 collectively own 54%; Mid-Cap – 1 owns 32% and Emerging Companies – 3 collectively own 56%. Transactions by these shareholders may have a material impact on the Funds.

2.Agreements	and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisors’ investment performance, security holdings, and investment strategies. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the fiscal year ended May 31, 2012, were as follows:

Fund	Investment Management Fee
Capital Appreciation	0.45%
Focused Growth	0.45%
Mid-Cap	0.45%
Emerging Companies	1.25%

Prior to September 27, 2010, all of the Predecessor Funds, except Allianz CCM Emerging Companies Fund, paid an investment management fee of 0.45%. Allianz CCM Emerging Companies Fund paid an investment management fee of 1.25%, of which 0.10% was voluntarily waived.

Effective September 27, 2010, each Fund entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum. Prior to September 27, 2010, the Predecessor Funds participated in a “unitary” fee structure where Allianz Global Investors Fund Management LLC provided administrative services and would also bear the the cost of most third-party administrative services, including audit, custodial, portfolio accounting, legal and transfer agency.

Managers has contractually agreed, until at least October 13, 2013, to waive management fees and/or reimburse Fund expenses of Capital Appreciation, Focused Growth, Mid-Cap, and Emerging Companies, in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.72%, 0.71%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets.

Each of Capital Appreciation, Focused Growth, Mid-Cap, and Emerging Companies is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentages of the Fund’s average daily net assets. For the fiscal year ended May 31, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Capital Appreciation	Focused Growth	Mid-Cap	Emerging Companies
Reimbursement Available - 5/31/11	$395,154	$75,545	$402,960	$140,302
Additional
Reimbursements	649,797	101,920	478,852	169,375
Repayments	—	—	—	—
Expired
Reimbursements	—	—	—	—

Reimbursement Available - 5/31/12	$1,044,951	$177,465	$881,812	$309,677

Notes to Financial Statements (continued)

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Managers’ Funds for which the Investment Manager serves as the advisor based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the shares of certain classes of the Funds, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to a certain percentage annually of each Fund’s average daily net assets attributable to each respective class of shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by each class’s shares for shareholder servicing may not exceed a certain annual percentage rate of the average daily net asset value of the Fund’s shares of each class owned by its clients of such broker, dealer or financial intermediary. The annual percentages of daily net assets for 12b-1 fees congruent with the Plan for each applicable share class of the Funds are detailed in the chart below:

Fund	12b-1 Fees
Capital Appreciation
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%
Focused Growth
Administrative Class	0.05%
Class A	0.25%
Class C	1.00%
Class D	0.25%
Mid-Cap Fund
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2012, Capital Appreciation borrowed varying amounts up to $3,663,160 for 17 days paying interest of $1,205, Focused Growth borrowed varying amounts up to $1,846,890 for 15 days paying interest of $496, Mid-Cap borrowed varying amounts up to $1,147,487 for 3 days paying interest of $91, and Emerging Companies borrowed varying amounts up to $18,086,305 for 9 days paying interest of $980. The interest amounts are included in the Statement of Operations as miscellaneous expense. For the same period, Mid-Cap lent varying amounts up to $4,761,074 for 12 days earning interest of $899 and Emerging Companies lent varying amounts up to $1,103,205 for 2 days earning interest of $50. The interest amounts are included in the Statements of Operations in interest income.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended May 31, 2012, were as follows:

Fund	Purchases	Sales
Capital Appreciation	$1,075,703,070	$1,202,534,999
Focused Growth	16,240,086	25,358,463
Mid-Cap	743,017,196	828,720,161
Emerging Companies	61,912,715	89,018,555

Notes to Financial Statements (continued)

The Funds had no purchases or sales of U.S. Government obligations for the fiscal year ended May 31, 2012.

4. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have not had prior claims or losses and expect the risk of material loss to be remote.

5. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS.

The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

6. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011/2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	2011	2010
Capital Appreciation
Ordinary Income - QDI	100.00%	100.00%
Ordinary Income - DRD	100.00%	100.00%
Focused Growth
Ordinary Income - QDI	100.00%	79.00%
Ordinary Income - DRD	100.00%	76.62%
Mid-Cap
Ordinary Income - QDI	n/a	100.00%
Ordinary Income - DRD	n/a	100.00%

Pursuant to section 852 of the Internal Revenue Code, Capital Appreciation, Focused Growth, Mid-Cap and Emerging Companies hereby designate $0, $918,025, $0 and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2012, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and Shareholders of the Managers Cadence Capital Appreciation Fund, Managers Cadence Focused Growth Fund, Managers Cadence Mid-Cap Fund and Managers Cadence Emerging Companies Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Cadence Capital Appreciation Fund, Managers Cadence Focused Growth Fund, Managers Cadence Mid-Cap Fund and Managers Cadence Emerging Companies Fund (four of the Funds constituting The Managers Funds, hereafter referred to as the “Funds”) at May 31, 2012, the results of each of their operations for the year then ended, the changes in net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2012

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 36 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 36 Funds in Fund Complex

Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Cadence Capital Management LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	REAL ESTATE SECURITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	Urdang Securities Management, Inc.	Chicago Equity Partners, LLC
CADENCE MID-CAP
CADENCE EMERGING COMPANIES	RENAISSANCE LARGE CAP GROWTH	ALTERNATIVE FUNDS
Cadence Capital Management, LLC	Renaissance Group LLC
FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	SKYLINE SPECIAL EQUITIES	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC	PORTFOLIO	First Quadrant, L.P.
Skyline Asset Management, L.P.
ESSEX SMALL/MICRO CAP GROWTH		INCOME FUNDS
Essex Investment Management Co., LLC	SPECIAL EQUITY
	Ranger Investment Management, L.P.	BOND (MANAGERS)
FQ TAX-MANAGED U.S. EQUITY	Lord, Abbett & Co. LLC	FIXED INCOME
FQ U.S. EQUITY	Smith Asset Management Group, L.P.	GLOBAL INCOME OPPORTUNITY
First Quadrant, L.P.	Federated MDTA LLC	Loomis, Sayles & Co., L.P.

FRONTIER SMALL CAP GROWTH	SYSTEMATIC VALUE	BOND (MANAGERS PIMCO)
Frontier Capital Management Company, LLC	SYSTEMATIC MID CAP VALUE	Pacific Investment Management Co. LLC
Systematic Financial Management, L.P.
GW&K SMALL CAP EQUITY		CALIFORNIA INTERMEDIATE TAX-FREE
Gannett Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH	Miller Tabak Asset Management LLC
TIMESSQUARE SMALL CAP GROWTH
MICRO-CAP	TSCM GROWTH EQUITY	GW&K MUNICIPAL BOND
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC	GW&K MUNICIPAL ENHANCED YIELD
WEDGE Capital Management L.L.P.		Gannett Welsh & Kotler, LLC
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY	HIGH YIELD
	TRILOGY INTERNATIONAL SMALL CAP	J.P. Morgan Investment Management LLC
Trilogy Global Advisors, L.P.
INTERMEDIATE DURATION GOVERNMENT
	YACKTMAN FUND	SHORT DURATION GOVERNMENT
	YACKTMAN FOCUSED FUND	Smith Breeden Associates, Inc.
Yacktman Asset Management L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Managers Cadence Capital Appreciation Fund	25,550	$29,500
Managers Cadence Focused Growth Fund	21,470	$29,500
Managers Cadence Mid-Cap Fund	22,490	$29,500
Managers Cadence Emerging Companies Fund	25,550	$24,500

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Managers Cadence Capital Appreciation Fund	7,340	$6,500
Managers Cadence Focused Growth Fund	7,340	$5,800
Managers Cadence Mid-Cap Fund	7,340	$6,500
Managers Cadence Emerging Companies Fund	7,340	$5,800

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2011	2010	2011	2010	2011	2010
Control Affiliates	$417,385	$424,730	$1,647,710	$747,820	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 1, 2012